UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ZILOG, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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532 RACE STREET

SAN JOSE, CALIFORNIA 95126

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 12, 2004

To the stockholders of ZiLOG, Inc.:

Notice Is Hereby Given that the Special Meeting of Stockholders of ZiLOG, Inc., a Delaware corporation, will be held on Thursday, February 12, 2004, at 9:30 a.m. PST at 532 Race Street, San Jose, California 95126 for the following purposes:

(1)	To amend our Amended and Restated Certificate of Incorporation to increase the authorized size of our Board of Directors to a maximum of nine members and to remove certain restrictions on membership of the Board of Directors and the Nominating Committee;

(2)	To approve the adoption of the 2004 Omnibus Stock Incentive Plan and a related amendment to our Amended and Restated Certificate of Incorporation;

(3)	To approve the adoption of the 2004 Employee Stock Purchase Plan;

(4)	To approve each of the four forms of amendment to our Amended and Restated Certificate of Incorporation set forth at Annexes E-1, E-2, E-3 and E-4, to effect a reverse stock split of our common stock whereby each outstanding three shares of common stock would be combined and converted into one share of common stock, or five shares of common stock would be combined and converted into two shares of common stock, or two shares of common stock would be combined and converted into one share of common stock, or three shares of common stock would be combined and converted into two shares of common stock, as set forth in the particular form of amendment; with the Board of Directors, in its discretion at any time prior to March 31, 2004, to select one of the four forms of amendment to effect and to abandon the other forms of amendment, or to select none of the forms of amendment and to abandon all of the forms, as permitted under Section 242(c) of the Delaware General Corporation Law;

(5)	To amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 60,000,000 shares; and

(6)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on December 17, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at this Special Meeting and at any adjournment or postponement thereof.

By Order of the Board of Directors

/s/    PERRY J. GRACE

Perry J. Grace

Secretary

San Jose, California

January 14, 2004

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. Please refer to the enclosed proxy card for instructions. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

ZILOG, INC.

532 RACE STREET

SAN JOSE, CALIFORNIA 95126

PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS

FEBRUARY 12, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The enclosed proxy is solicited on behalf of the Board of Directors of ZiLOG, Inc., a Delaware corporation, for use at the Special Meeting of Stockholders to be held on Thursday, February 12, 2004 at 9:30 a.m. PST, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company’s headquarters at 532 Race Street, San Jose, California 95126. We intend to mail this proxy statement and accompanying proxy card on or about January 14, 2004, to all stockholders entitled to vote at the Special Meeting.

The proposals related to this proxy statement are being submitted to you as part of our plan to list its common stock on The Nasdaq Stock Market, Inc., or Nasdaq, in order to increase the liquidity of our common stock and provide a more prominent platform for the trading of our common stock. Currently our common stock is traded on the Over-the-Counter Bulletin Board.

Some of the proposals relating to the Special meeting are intended to facilitate our ability to comply with the listing requirements of Nasdaq. We believe that a listing on Nasdaq will enhance the interest of large institutional investors in our common stock, increase the quantity of Wall Street research coverage of the Company and provide additional liquidity for our common stock. A listing on Nasdaq may also facilitate our ability to raise capital. There can be no assurance that the desired benefits of the transactions will be obtained.

Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. We have hired the Altman Group to assist us in the distribution of proxy materials and the solicitation of votes. We will pay the Altman Group a fee of approximately $6,000 plus expenses for these services. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Telephone, Internet or personal solicitation by our directors, officers or other regular employees may supplement original solicitation of proxies by mail. No additional compensation will be paid to directors, officers or other regular employees for such services.

Voting Rights and Outstanding Shares

Only holders of record of common stock at the close of business on December 17, 2003, the record date, will be entitled to notice of and to vote at the Special Meeting. At the close of business on December 17, 2003, we had outstanding and entitled to vote 29,092,592 shares of common stock.

Each holder of record of common stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting.

All votes will be tabulated by the Inspector of Elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. The Inspector will also determine whether or not a quorum is present.

Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted, with respect to the item not marked, FOR the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the authorized size of our board of directors to nine members and to eliminate certain restrictions on board membership and board committee membership, FOR approval of the adoption of the 2004 Omnibus Stock Incentive Plan and a related amendment to our amended and restated certificate of incorporation, FOR approval of the adoption of the 2004 Employee Stock Purchase Plan, FOR approval of each of the four forms of amendment granting our Board of Directors to amend our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our common stock and FOR approval of the proposed amendment to our Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 40,000,000 to 60,000,000 and as the proxy holders deem advisable on other matters that may come before the meeting.

The required quorum for the transaction of business at the Special Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the record date. Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Special Meeting, or votes cast, with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum but are not considered votes cast. Brokerage firms generally have authority to vote customers’ shares held in street name for the election of directors and on other matters that are considered “routine.” Shares held by brokers in street name and for which the brokers do not have discretion to vote are called “broker non-votes.” Abstentions and broker non-votes will have the effect of a vote against the approval of Proposals 1 through 5.

Voting Electronically via the Internet or by Telephone

While every stockholder who is entitled to vote at the Special Meeting may vote by completing a proxy card and returning it by mail in the self-addressed, postage paid envelope provided, certain stockholders may also have a choice of voting over the Internet or by using a toll-free telephone number. Please be aware that if you vote over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. If your proxy card does not reference Internet or telephone information, please complete and return the proxy card in the self-addressed, postage paid envelope provided.

Revocability of Proxies

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at our principal executive office, 532 Race Street, San Jose, California 95126, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

PROPOSAL NO. 1

AMENDMENT TO CERTIFICATE OF INCORPORATION TO

INCREASE THE AUTHORIZED SIZE OF OUR BOARD OF DIRECTORS

TO NINE MEMBERS AND TO ELIMINATE CERTAIN RESTRICTIONS ON BOARD MEMBERSHIP AND BOARD COMMITTEE MEMBERSHIP

Our Board of Directors has approved, declared advisable and recommends that stockholders approve, an amendment to our certificate of incorporation providing for the increase in the authorized maximum size of our Board of Directors to nine members and elimination of certain restrictions on the composition of our board of directors and our nominating committee. The text of the proposed amendment would be substantially in the form attached to this Proxy Statement as Annex A-1. The text of the related amendment to our bylaws would be substantially in the form attached to this Proxy Statement as Annex A-2.

General

Our Board of Directors regularly reviews the state of our corporate governance policies and procedures, including, through the board’s nominations committee, an evaluation of the board’s size, composition and functions. At a meeting on December 17, 2003, the Board of Directors adopted a resolution, subject to stockholder approval, setting forth an amendment to our amended and restated certificate of incorporation to increase the maximum number of directors from five to nine and to eliminate certain restrictions on the composition of our Board of Directors and our nominating committee.

Our Board of Directors currently consists of three classes of directors and five members in total. If the proposal is approved by shareholders and the certificate of incorporation is amended as described herein, our Board of Directors may in the future increase the authorized number of directors from five to some number greater than five, but no more than nine, in accordance with our bylaws. Upon such increase, our Board of Directors will fill the vacancy caused by any such increase in the authorized number of directors and determine the class of directors (Group I, Group II or Group III) such director shall join. The company currently has three classes of directors, with Group I consisting of one director, Group II consisting of two directors and Group III consisting of two directors. Currently, our amended and restated certificate of incorporation requires that at least three of our directors not be current employees, nor have been an employee during the three years prior to becoming a director. These directors must be independent of the informal group of our former bondholders who selected Mr. Colonnetta to be one of our directors. Also, at least two of our directors must be employees of ZiLOG.

Currently, our amended and restated certificate of incorporation requires us to have a two member nominating committee. Except for the initial members of the committee, one member must be a director who is not then employed, and has not been employed during the prior three years, by ZiLOG or any subsidiary of ZiLOG and the other member must be the Chief Executive Officer of ZiLOG or any acting Chief Executive Officer of ZiLOG. Additionally, if the proposal is approved by the shareholders and the certificate of incorporation is amended as described herein, then any member of the Board of Directors who otherwise meets the applicable requirements of the stock market upon which our common stock is listed or quoted may serve on the nominating committee.

Reasons for Increasing the Size of the Board of Directors

We believe that our Board of Directors should consist of a majority of directors deemed “independent” as required by Nasdaq Rule 4350(c)(1). We also believe that our directors should possess the breadth and depth of experience and skills necessary for proper oversight of our affairs and adequate participation of unaffiliated directors in key committees of the board, particularly those committees the composition of which are subject to applicable listing requirements or regulations or could in the future be subject to such requirements or regulations.

While no individual has been formally recommended for election at this time, the proposed authorization will provide flexibility for the board to make future appointments as and when suitable candidates are identified. This will also facilitate our ability to address evolving governance standards and facilitate compliance with any new rules, regulations or standards issued or adopted by the Securities and Exchange Commission or by Nasdaq.

Reasons for Revising the Membership Qualifications of the Board of Directors

As stated earlier, we plan to list our common stock on Nasdaq. Therefore, Nasdaq Rule 4350(c)(1) would require that a majority of our directors be deemed “independent.” Our Certificate of Incorporation contains restrictions on board membership which include references to directors nominated by the informal group of creditors which participated in our bankruptcy process. This committee no longer exists and such provisions are not typically found in certificates of incorporation of publicly traded companies.

Reasons for Revising the Membership Qualifications of the Nominating Committee

To qualify to be listed on Nasdaq, a company must adopt certain procedures with respect to the nomination of candidates for its Board of Directors, as prescribed by Nasdaq Rule 4350(c)(4). Nasdaq Rule 4350(c)(4) is designed to ensure that a company’s independent directors have a substantial role in the director nomination process. Our current provision regarding the nominating committee is not fully compliant with Nasdaq Rule 4350(c)(4). We believe that eliminating the current provision will allow our director nomination process to become fully compliant with Nasdaq Rule 4350(c)(4).

Summary Description of the Amendment

Currently, the first sentence of Article V, Subsection (A) of our amended and restated certificate of incorporation states:

The Board of Directors shall consist of five members. At least three of the Corporation’s directors shall be persons who are not employed, and have not been employed during the prior three years, by the Corporation or any subsidiary of the Corporation; provided that services provided under a consulting agreement between Federico Faggin and the Corporation shall not constitute employment for this purpose. Both of the independent designees and their replacements shall also be independent of the informal group of bondholders who selected the initial Group Designee; provided that Sam S. Kim shall not be disqualified from serving as an independent director. At least two of the Corporation’s directors shall be persons who are employed by the Corporation. The directors shall be divided into three classes, designated as Group I, Group II and Group III. Group I shall consist of one director, and Group II and Group III shall each consist of two directors.

and Subsection (B) states:

The Corporation’s Board of Directors shall appoint a nomination committee comprised of two directors. The initial members of the nomination committee shall be Mr. Thorburn and the Group Designee. Except for the initial members of the committee, one member of the committee shall be a director who is not then employed, and has not been employed during the prior three years, by the Corporation or any subsidiary of the Corporation and the other member shall be the Chief Executive Officer of the Corporation or any acting Chief Executive Officer of the Corporation. Any vacancy occurring on the nomination committee resulting from the death, incapacity, resignation, or removal for cause of any member of the committee shall be filled by a majority of the directors then in office, though less than a quorum, subject to the requirements of the foregoing sentence. The nomination committee shall nominate persons for election as directors of the Corporation at each annual meeting of stockholders (or any special meeting of stockholders at which directors are to be elected). If a vacancy occurs on the board of directors due to the death, incapacity, resignation or removal for cause of any director, other than a director then serving on the nomination committee, the nomination committee shall appoint a new director to fill such vacancy. The director so appointed shall serve as a director until the stockholders vote to approve or reject such appointment at the next annual meeting of stockholders. Upon the stockholders’ approval of such director’s appointment, the successor director shall serve for the remainder of the former director’s term.

If approved, the proposal would revise Article V, Subsection (A) to state as follows: “The Board of Directors shall consist of no more than nine members and no less than five members. The directors shall be divided into three classes, designated as Group I, Group II and Group III,” and would delete Subsection (B) in its entirety.

If the proposal is approved, and the Board of Directors increases the authorized number of directors from five to some number greater than five, but no more than nine, by amending Section 3.2 of our Bylaws, the vacancies on the Board of Directors resulting from the increase in the number of directors shall be filled by the nomination committee. We expect to increase the authorized number of directors to nine, with three being Group I directors with terms ending in 2003, three being Group II directors with terms ending in 2004, and three Group III directors with terms ending in 2005. Pursuant to our Amended and Restated Bylaws, any directors appointed to fill newly created directorships must be approved by stockholders at the 2004 Annual Meeting before serving out their full term. Any director so elected shall hold office for the remainder of the term of the class for which the vacancy was created, or until such director’s successor has been elected and qualified, or until such director’s earlier death, resignation or removal.

Vote Required

The affirmative vote of the holders of a majority of the Company’s common stock entitled to vote at the Special Meeting is required to approve the proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized size of the Board of Directors to nine members and to eliminate certain restrictions on board membership and board committee membership.

Recommendation of the Board of Directors

The Board of Directors recommends that you vote “FOR” the proposal to amend our Amended and Restated Certificate of Incorporation to increase the authorized size of the Board of Directors to nine members and to eliminate certain restrictions on board membership and board committee membership.

PROPOSAL NO. 2

APPROVAL OF THE ADOPTION OF THE 2004 OMNIBUS STOCK INCENTIVE PLAN AND A RELATED AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

We are asking the Company’s stockholders to approve the 2004 Omnibus Stock Incentive Plan, which we refer to as the 2004 Omnibus Plan, and approve an amendment to our Amended and Restated Certificate of Incorporation to remove Subsection B of Article VII. The text of the proposed amendment would be substantially in the form attached to this Proxy Statement as Annex B. On December 15, the Compensation Committee of our Board of Directors adopted the 2004 Omnibus Plan, subject to stockholder approval. Our Board of Directors believes it to be in the best interest of the Company to adopt the 2004 Omnibus Plan to promote our long-term growth and profitability by providing our employees with incentives to improve the value of our shares and to attract and retain employees in a competitive labor market, which is essential to the Company’s long-term growth and success. We are seeking your approval so that we may use the 2004 Omnibus Plan to grant various awards, including incentive stock options (options that enjoy certain favorable tax treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended, or the Code), as well as to enhance our ability to grant awards that qualify for the performance-based exception to the federal income tax deduction limits that otherwise apply to us under Section 162(m) of the Code.

As of September 30, 2003, options to purchase 2,575,386 shares were outstanding under the 2002 Omnibus Stock Incentive Plan, which we refer to as the 2002 Plan, 8,827 shares had been issued pursuant to the exercise of options granted under that plan, 1,249,465 shares of restricted stock had been issued and were outstanding and 371,532 shares remained available for future grants, 352,930 of which are to be granted to James M. Thorburn, our Chief Executive Officer, pursuant to his employment agreement. Our Board of Directors believes that the number of shares currently available under the 2002 Plan is likely to be insufficient in light of potential continued growth in the Company’s operations. For this reason, our board has determined that it is in the best interests of the Company and its stockholders to adopt the 2004 Omnibus Plan.

Plan Description

The following is a brief description of the principal features of the 2004 Omnibus Plan. It does not purport to be complete and is qualified in its entirety by the full text of the 2004 Omnibus Plan, which is attached hereto as Annex C.

General

We have reserved for issuance under the 2004 Omnibus Plan a maximum of 3,000,000 shares of the Company’s common stock. If an award granted under the 2004 Omnibus Plan expires or is terminated or forfeited, the shares of the Company’s common stock underlying the award will again be available under the 2004 Omnibus Plan. In addition, to the extent shares of our common stock are used to exercise any stock option (as described below) or to satisfy tax withholding obligations under the 2004 Omnibus Plan, an equal number of shares will remain available for issuance under the 2004 Omnibus Plan.

No individual may be granted options or awards under the 2004 Omnibus Plan in any calendar year covering more than 1,000,000 shares.

In the event of any change in our capitalization or in the event of a corporate transaction such as a merger, amalgamation, consolidation, separation or similar event, the 2004 Omnibus Plan provides for appropriate adjustments in the kind and number of shares of our common stock available for issuance or grant and in the kind, number and/or price of shares subject to awards.

Types of Awards

The following awards may be granted under the 2004 Omnibus Plan:

•	stock options, including incentive stock options and non-qualified stock options; and

•	restricted stock.

These awards are all described in more detail below.

Administration

The 2004 Omnibus Plan will be administered by our Board of Directors or, in the sole discretion of our Board of Directors, a committee of our Board of Directors. Our Board of Directors anticipates that the Compensation Committee will administer the 2004 Omnibus Plan. For convenience, the administrator of the 2004 Omnibus Plan will be referred to below as the Committee.

The Committee may, subject to the provisions of the 2004 Omnibus Plan, determine the persons to whom awards will be granted, the type of awards to be granted, the number of shares to be made subject to awards and the exercise or purchase price. The Committee may also condition the award on the attainment of certain goals, determine other terms and conditions that will apply to awards, interpret the 2004 Omnibus Plan, any awards and related award agreements and prescribe, amend and rescind rules, practices and regulations relating to the Omnibus Plan. The Committee may delegate all or any part of its authority under the 2004 Omnibus Plan to any of our employees (or a committee of employees) to the extent permitted by applicable law. The terms and conditions of each award granted under the 2004 Omnibus Plan will be set forth in a written award agreement relating to the award.

In the event that the Committee grants an award that is intended to constitute qualified performance-based compensation within the meaning Section 162(m) of the Code, the Committee in its discretion may condition payment under the award in whole or in part on the attainment of (or a specified increase or decrease in) one or more of the following business criteria as applied to an award recipient under the 2004 Omnibus Plan and/or a business unit of the Company or its subsidiaries or affiliates: (i) income before federal taxes and net interest expense; (ii) working capital, generally defined to include receivables, inventories and controllable current liabilities, measured either in absolute dollars or relative to sales; (iii) earnings growth, revenues, expenses, share price, market share, return on assets, return on capital, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, or achievement of balance sheet, income statement or cash flow objectives; (iv) adjusted cash flow or adjusted income derived from operating activities; (v) adjusted or unadjusted earnings before interest, income taxes, depreciation, amortization of intangible assets, non-cash stock compensation expenses, cumulative effect of change in accounting principle and special charges and/or (vi) such other goals as may be established by the Committee. Payments under such awards will be made, in the case of employees covered under Section 162(m) of the Code, solely on account of the attainment of such performance goals established in writing by the Committee not later than the earlier of the date on which 25% of the period of service to which the award relates has elapsed or 90 days after the beginning of the period.

Eligibility

Awards may be granted under the 2004 Omnibus Plan to employees, directors (including non-employee directors) and other service providers of the Company or its subsidiaries or affiliates, as selected by the Committee in its sole discretion.

Awards may be granted under the 2004 Omnibus Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become employees of the Company or a subsidiary or affiliate as the result of a merger or consolidation or other corporate event involving the employing corporation, as the result of which it merges with or becomes a subsidiary or affiliate of the

Company. The terms and conditions of the awards so granted may vary from the terms and conditions otherwise set forth in the 2004 Omnibus Plan as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are made.

Approximately 674 employees, directors and service providers will be currently eligible to participate in the Omnibus Plan.

New Plan Benefits

Specific grants under the 2004 Omnibus Plan will be made in the discretion of the Committee, and may vary from year to year and from participant to participant and, accordingly, are not yet determinable. Consequently, as of the date of this proxy statement, it is not possible to determine the benefits that might be received by participants under the 2004 Omnibus Plan.

Terms and Conditions of Options

Stock options granted under the 2004 Omnibus Plan may be either “incentive stock options,” as that term is defined in Section 422 of the Code, or non-qualified stock options (which would be any option that is not an incentive stock option). The exercise price of a stock option granted under the 2004 Omnibus Plan will be determined by the Committee at the time the option is granted, but the exercise price of an incentive stock option generally may not be less than the fair market value of the shares of the Company’s common stock (determined generally as the closing price per share on the date of grant). Stock options are exercisable at the times and upon the conditions that the Committee may determine, as reflected in the applicable option agreement. The Committee will also determine the maximum duration of the period in which the option may be exercised, which may not exceed ten years from the date of grant.

The option exercise price must be paid in full at the time of exercise, and is payable (in the discretion of the Committee) by any one of the following methods or a combination thereof, or such other method as the Committee in its discretion determines:

•	in cash or cash equivalents;

•	the surrender of previously acquired common shares that have been held by the participant for at least six months prior to the date of surrender;

•	the withholding of common shares that would otherwise be issued pursuant to the option exercise; or

•	to the extent permitted by applicable law, through a cashless exercise or same day sale procedure acceptable to the Committee.

Restricted Stock

The 2004 Omnibus Plan provides for awards of shares of the Company’s common stock that are subject to restrictions on transferability and other restrictions that may be determined by the Committee in its discretion. Such restrictions will lapse on terms established by the Committee. Except as may be otherwise provided under the award agreement relating to the restricted stock, a participant granted restricted stock will have all the rights of a shareholder (for instance, the right to receive dividends on the shares of restricted stock, if any, and the right to vote the shares). The restricted stock may vest upon continued employment or service for a specified period of time, or vesting may be conditioned upon the attainment of the performance goals identified above or other corporate or individual performance goals established by the Committee at the time of grant.

Change in Control

Unless otherwise provided in an award agreement, the vesting and exercisability restrictions on any outstanding award that is not yet fully vested and exercisable will lapse immediately upon a change in control as defined in the 2004 Omnibus Plan or applicable award agreement. However, the Committee, in its discretion, may provide instead for other treatment of awards upon the occurrence of such event.

Termination of Employment

Unless otherwise determined by the Committee in an award agreement, upon the termination of a participant’s employment or service, all outstanding options will expire on the termination date, whether or not then vested or exercisable. However, in no event may an option be exercised after it expires. The rights of participants granted restricted stock upon termination of employment or service will be as set forth in the applicable award agreement.

Amendment and Termination

Our Board of Directors may modify or terminate the 2004 Omnibus Plan or any portion of the 2004 Omnibus Plan at any time, except that (i) no action will be taken without a participant’s consent if it would impair the rights of such participant under any award, and (ii) amendments will be subject to stockholder approval in certain instances as specified in the 2004 Omnibus Plan. Unless the Board of Directors determines otherwise, an amendment that requires stockholder approval for the 2004 Omnibus Plan to continue to comply with any law, regulation or stock market requirement will not be effective unless approved by the requisite vote of our stockholders. No awards may be granted under the 2004 Omnibus Plan on or after the tenth anniversary of the date of its approval by the Company’s stockholders, but awards granted prior to that time can continue after such time in accordance with their terms.

Certain U.S. Federal Income Tax Consequences Of Options

The following summarizes certain U.S. federal income tax considerations generally applicable to options granted under the Omnibus Plan, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Nonqualified Stock Options (“NSOs”)

An optionee generally will not recognize taxable income upon the grant of an NSO. Rather, at the time of exercise of the NSO, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company will generally be entitled to claim a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

If shares acquired upon exercise of an NSO are later sold or exchanged, then the difference between the amount received upon the sale, exchange or disposition and the fair market value of such shares on the date of the exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the optionee) depending upon the length of time the shares were held by the optionee.

Incentive Stock Options (“ISOs”)

An optionee will not recognize any ordinary income (and the Company will not be permitted to claim any deduction) upon the grant or timely exercise of an ISO. However, the amount by which the fair market value of the common shares on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the optionee’s “alternative minimum taxable income.”

Exercise of an ISO will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee, and without limit in the case of death). The tax consequences of an untimely exercise of an ISO will be determined in accordance with the rules applicable to NSOs, discussed above.

If shares acquired pursuant to the timely exercise of an ISO are later disposed of, and if the shares are a capital asset of the optionee, the optionee generally will recognize long-term capital gain or loss equal to the difference between the amount realized upon the sale and the exercise price. The Company, under these circumstances, will not be entitled to any income tax deduction in connection with either the exercise of the ISO or the sale of the shares by the optionee.

If, however, shares acquired pursuant to the exercise of an ISO is disposed of by the optionee prior to the expiration of two years from the date of grant of the ISO or within one year from the date the shares are transferred to him or her upon exercise (a “disqualifying disposition”), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the exercise price and the lesser of the fair market value of the shares on the date the ISO is exercised or the amount realized on the disqualifying disposition and (ii) if the shares are a capital asset of the optionee, as short-term or long-term capital gain (depending upon the length of time the shares were held by the optionee) to the extent of any excess of the amount realized on the disqualifying disposition over the sum of the exercise price and any ordinary income recognized by the optionee. In that event, the Company may claim an income tax deduction at the time of such disqualifying disposition for the amount taxable to the optionee as ordinary income.

Summary Description of the Amendment

Currently, the first sentence of Article VII, Subsection (B) of our amended and restated certificate of incorporation states:

The Corporation shall reserve 4,558,140 shares of Common Stock for issuance pursuant to the Corporation’s 2002 Omnibus Stock Incentive Plan, which constitutes 14% of the Corporation’s equity, on a fully-diluted basis, issued or reserved for issuance. Until the third anniversary of the Effective Date (defined below), no more than 14% of the Corporation’s equity securities, on a fully-diluted basis, including, without limitation, any additional equity in the form of warrants, options, phantom equity or outright equity, shall be issued or reserved for issuance for executive or employee incentive compensation unless approved by a majority of the outstanding stock entitled to vote and by the Board of Directors.

If approved, the proposal would eliminate this Subsection (B) in its entirety.

Required Vote

The affirmative vote of the holders of two-thirds of the Company’s outstanding common stock is required to approve the adoption of the 2004 Omnibus Plan and the related amendment to our Amended and Restated Certificate of Incorporation. The 2004 Omnibus Plan will become effective upon such approval.

Recommendation of the Board of Directors

Our board recommends a vote “FOR” the approval of adoption of the 2004 Omnibus Stock Incentive Plan and the related amendment to our Amended and Restated Certificate of Incorporation as described above.

PROPOSAL NO. 3

APPROVAL OF THE ADOPTION OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN

We are asking our stockholders to approve the adoption of the Company 2004 Employee Stock Purchase Plan at the Special Meeting.

On December 15, 2003, the Compensation Committee of our Board of Directors adopted the 2004 Employee Stock Purchase Plan, which we refer to as the 2004 ESPP, subject to shareholder approval. The Board of Directors believes the proposed 2004 ESPP, pursuant to which 2,500,000 shares, as adjusted if a reverse stock split is effected, of our common stock will be reserved for issuance and purchase by eligible employees, is essential to maintaining balanced and competitive total compensation programs.

The 2004 ESPP would enable us to continue to (i) provide our eligible employees, any parent and its subsidiaries with a convenient means of acquiring an equity interest in us through payroll deductions, (ii) enhance employees’ sense of participation in our affairs and (iii) provide an incentive for continued employment. The 2004 ESPP will further align the interests of employees with those of stockholders through increased stock ownership.

Summary of the 2004 ESPP

The following summary of the material provisions of the proposed 2004 ESPP does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the 2004 ESPP, which is attached as Annex D to this proxy statement.

Shares Subject to the 2004 ESPP. A total of 2,500,000 shares of our common stock have been reserved for purchase by eligible employees under the 2004 ESPP, subject to certain adjustments as described below.

Eligibility. All employees of the Company, or any designated parent or subsidiary thereof, are eligible to participate in the 2004 ESPP except employees who are customarily employed for less than 20 hours per week.

Approximately 669 employees will be currently eligible to participate in the 2004 ESPP.

Administration. The 2004 ESPP will be administered by the Board of Directors, Compensation Committee or other committee appointed by the Board of Directors which we refer to as the Administrator. To the extent necessary or desirable, the committee administering the 2004 ESPP will be composed entirely of individuals who meet the qualifications referred to in Rule 16b-3 promulgated under the Securities Exchange Act of 1934. Subject to the provisions of the 2004 ESPP and Section 423 of the Code, all questions of interpretation or application of the 2004 ESPP will be determined by the Administrator and its decisions will be final and binding upon all participants.

Participation. The 2004 ESPP will have 12-month offering periods which will consist of four three-fiscal month purchase periods. Generally, four overlapping offering periods will commence during each fiscal year that the 2004 ESPP is in effect. Offering periods and purchase periods will commence on the first day of each fiscal quarter. Notwithstanding the above, the Administrator has the sole discretion to determine the commencement of the first offering period following the effective date of the 2004 ESPP. The Administrator also has the power to change the timing and duration of Offering Periods and/or the Purchase Periods without shareholder approval for future offerings but in no event will any option be exercisable more than 27 months from its date of grant.

Payroll Deductions. Employees may participate in the 2004 ESPP during each pay period through payroll deductions. An employee sets the rate of such payroll deductions, which may not be less than 1% nor more than 15% of the employee’s base salary or wages, cash bonuses, overtime pay, shift premiums and commissions, unreduced by the amount by which the employee’s salary is reduced by compensation deferral contributions pursuant to Sections 125 or 401(k) of the Code or any non-qualified compensation deferral. The amount of payroll deductions may not exceed $25,000 per calendar year. An employee may increase or lower the rate of payroll deductions by filing the required authorization as set forth in the 2004 ESPP.

Certain Limitations. As required by tax law, no employee may receive an option under the 2004 ESPP to purchase shares of the Company’s common stock at a rate which, when aggregated with his or her rights to purchase common stock under all employee stock purchase plans, would exceed a fair market value of $25,000 for any calendar year, determined at the time the option is granted. Additionally, the Administrator may set a maximum number of shares of common stock that may be purchased by any employee at any single purchase date. In addition, an employee may not be granted an option under the 2004 ESPP if immediately after the grant, the employee would own stock or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of the Company stock pursuant to Section 424(d) of the Code. If the number of shares of common stock to be purchased on the first day of a purchase period by all employees participating in the 2004 ESPP exceeds the number of shares then available for issuance under the 2004 ESPP, the Company will make a pro rata allocation of the remaining shares in as uniform a manner as is practicable and as the Administrator determines to be equitable.

Purchase Price. The purchase price of shares that may be acquired in any offering period under the 2004 ESPP will be 85% of the lesser of (a) the fair market value of the shares on the first business day of the offering period or (b) the fair market value of the shares on the last business day of the purchase period, which we refer to as the exercise date.

Purchase of Stock. The number of whole shares that an employee will be able to purchase in any offering period will be determined by dividing the total amount of payroll deductions from the employee’s salary during the offering period by the price per share determined as described above. The purchase will take place automatically on the exercise date.

Withdrawal. An employee may withdraw from any offering period at any time by giving written notice at least 15 days prior to the next occurring exercise date. No further payroll deductions for the purchase of shares will be made unless the employee enrolls again in the same manner as for initial participation in the 2004 ESPP.

Termination of Employment. Termination of an employee’s employment for any reason, including retirement or death, immediately cancels his or her participation in the 2004 ESPP. In that event, the payroll deductions credited to the employee’s account will be returned to the employee, his or her beneficiaries or estate, as applicable.

Change in Control and Adjustments. The number of shares subject to the 2004 ESPP and any right to purchase stock thereunder will be adjusted in the event of, amongst other things, a stock dividend, stock split, reverse stock split or similar change relating to the Company’s common stock. In general, in the event of a change in control of the Company, as defined in the 2004 ESPP, the offering period will terminate on that date as determined by the Administrator and all payroll deductions on that date will be used to purchase the applicable number of shares of the Company’s common stock, unless otherwise provided by the Administrator.

Amendment and Termination of the 2004 ESPP. The Administrator may, at any time, terminate, suspend or amend the 2004 ESPP in any respect except that any such termination or suspension cannot adversely affect options previously granted under the 2004 ESPP without the participants’ consents and any such amendment cannot make a change to an option previously granted that would adversely affect the right of any participant without the participant’s consent, and, further provided, that the Administrator will not make certain amendments without shareholder approval as set forth in the 2004 ESPP.

Term of the 2004 ESPP. Options may be granted pursuant to the 2004 ESPP until the earlier to occur of (i) termination of the 2004 ESPP by the Board of Directors, (ii) the issuance of all shares reserved for issuance under the 2004 ESPP, or (iii) ten years from the date the 2004 ESPP was originally adopted by the Board of Directors.

U.S. Federal Income Tax Consequences

The following summarizes certain U.S. federal income tax considerations generally applicable to options granted under the 2004 ESPP, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

Tax Treatment Of Employees Under The 2004 ESPP

The 2004 ESPP is intended to be an “employee stock purchase plan” as defined in Section 423 of the Code. Amounts deducted from an employee’s pay under the 2004 ESPP would be included in the employee’s compensation subject to applicable U.S. federal income and social security taxes.

Assuming the satisfaction of certain conditions, an employee will not recognize income for U.S. federal income tax purposes either upon enrollment in the 2004 ESPP or upon the purchase of shares of the Company’s common stock under the 2004 ESPP. All income tax consequences are deferred until a participating employee sells the shares or otherwise disposes of the shares.

If shares of the Company’s common stock are held for more than one year after the date of purchase and more than two years after the beginning of the applicable offering period, upon a sale or disposition of such shares, the employee will generally realize ordinary income to the extent of the lesser of (i) the actual gain (the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the purchase price) or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the offering period, if the shares were purchased at no less than 85% of the fair market value of the shares on the first day of the offering period. Any additional gain upon the sale or disposition of shares should be treated as long-term capital gain.

If the shares are sold or otherwise disposed of within either the one-year or the two-year holding periods described above, the employee would realize ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. Any additional gain or loss on such share or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

Tax Treatment of the Company

The Company will be entitled to claim a deduction in connection with the disposition of shares acquired under the 2004 ESPP to the extent that the employee recognized ordinary income on a disqualifying disposition of such shares.

New Plan Benefits

Because the Company cannot currently determine the participation levels, rates of deferral and the eventual purchase prices under the proposed 2004 ESPP, the future benefits to be distributed under the 2004 ESPP are not determinable at this time.

Required Vote

The affirmative vote of the holders of two-thirds of the Company’s outstanding common stock is required to approve the adoption of the 2004 ESPP. The 2004 ESPP will become effective upon such approval.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the approval of the adoption of the 2004 ESPP.

PROPOSAL NO. 4

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

As of December 17, 2003, ZiLOG’s aggregate market capitalization was approximately $146 million.

We had 29,092,592 shares of common stock outstanding as of December 17, 2003, with a per share price on that date of $5.00. In order to attempt to increase the share price of our common stock, to comply with Nasdaq listing requirements and to allow our stock price to trade in a range recommended by our underwriters as customary for newly public companies, the Board of Directors has unanimously adopted a resolution seeking stockholder approval to grant the Board of Directors authority to amend our Amended and Restated Certificate of Incorporation to effect a reverse split of our common stock. The amendments to the Amended and Restated Certificate of Incorporation that the Board of Directors approved and deemed advisable, and for which it is seeking stockholder approval, effect a reverse stock split of three-for-one, five-for-two, two-for-one or three-for-two, with the specific amendment to be effected by the Board of Directors in its sole discretion at the time it elects to effect an amendment. Approval of each of the four forms of amendment would give the Board of Directors authority to effect an amendment to our Amended and Restated Certificate of Incorporation to effect the reverse stock split at any time it determined prior to March 31, 2004. In addition, approval of this reverse stock split proposal would also give the Board of Directors authority to decline to implement a reverse stock split prior to such date or at all. If our stockholders approve each of the four forms of amendment, no further action by our stockholders will be required either to implement or abandon the reverse stock split. Also, because a reverse stock split will decrease the number of shares outstanding while the number of authorized shares remains constant, such a reverse split will have the effect of increasing the authorized number of shares by the number of shares that cease to be outstanding as a result of the reverse stock split. Except under limited circumstances pursuant to the rules of the applicable stock market, issuances of common stock by the Company will not require a vote of our stockholders.

If our stockholders approve each of the four forms of amendment and the Board of Directors decides to implement the reverse stock split, we will file a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (as described below) which will effect a reverse split of the shares of the Company’s common stock then issued and outstanding at the ratio specified in such amendment. The reverse stock split, if implemented, would not change the number of authorized shares of common stock or the par value of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately prior to the reverse stock split as such stockholder did immediately prior to the split.

Nasdaq Listing Requirement

As stated earlier, we plan to list our common stock on Nasdaq. Nasdaq Rule 4420(c)(3) requires that our common stock have a minimum bid price of at least $5 per share. On January 13, 2004, the closing price for our common stock was $6.25 per share.

Purpose

Upon the issuance of common stock pursuant to our reorganization in May 2002, we had 28,000,000 shares of common stock outstanding. For the reasons enumerated below, we believe a per share stock price of approximately $10 to $15 to be desirable. In order to reduce the number of shares of our common stock outstanding and thereby attempt to proportionally raise the per share price of our common stock, we believe that it is in the best interests of our stockholders for the Board of Directors to obtain the authority to implement a reverse stock split.

We also believe that a higher stock price may help generate investor interest in ZiLOG and help us attract and retain employees and other service providers. We believe that institutional investors and investment funds are generally reluctant to invest in lower priced stocks. Accordingly, the Board of Directors concluded that reducing the number of outstanding shares of our common stock might be desirable in order to attempt to support a higher stock price per share based on our current market capitalization. In addition, the Board of Directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Certain investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks.

We believe that stockholder approval of each of the four forms of amendment to our Amended and Restated Certificate of Incorporation to effect a reverse split with an exchange ratio of three-for-one, five-for-two, two-for-one and three-for-two provides the Board of Directors with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve the reverse stock split proposal, the reverse stock split will be effected, if at all, only upon a determination by the Board of Directors that the reverse stock split is in the best interests of ZiLOG and our stockholders at that time. In connection with any determination to effect a reverse stock split, the Board of Directors will set the timing for such a split and select the specific amendment to be effected. The Board of Directors will consider several factors in determining the appropriate amendment, if any, to be effected, including but not limited to, existing and expected marketability and liquidity of our common stock, prevailing market conditions, and the likely effect on the market price of our common stock, including such expected market price’s effect on investor interest and recruitment and retention of employees. These determinations will be made by the Board of Directors to create the greatest marketability of our common stock based on prevailing market conditions at that time. We are unable to quantify with precision the relationship between the factors that will be considered by the Board in selecting the exchange ratio to be adopted. There is not a particular market price that the Board has determined will maximize the marketability and liquidity of our common stock. Management expects that the Board will give consideration to the fact that many institutional investors require a minimum bid price of approximately $5.00 or $10.00 per share in order to invest in a security. Based on recent trading patterns as of the date hereof, management expects to recommend that the Board adopt a split ratio of three for one. However, management is unable to predict the effect of stock price in the future, and the Board may not elect to follow management’s recommendation in any event. The Board has determined that retaining the discretionary flexibility of four forms of amendment during the pendancy of the stockholder solicitation is in the best interest of ZiLOG and its stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the Board of Directors does not implement a reverse stock split prior to March 31, 2004, the authority granted in this proposal to implement a reverse stock split on these terms will terminate. The Board of Directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the split is no longer in the best interests of ZiLOG and its stockholders.

Certain Risks Associated With the Reverse Stock Split

There can be no assurance that the total market capitalization of our common stock after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of our common stock following the reverse stock split will either exceed or remain higher than the current per share market price.

There can be no assurance that the market price per new share of our common stock after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. For example, based on the market price of our common stock on

December 17, 2003 of $5.00 per share, if the Board of Directors decided to implement the reverse stock split and effected the amendment with the reverse stock split ratio of three-for-one, there can be no assurance that the post-split market price of our common stock would be $15.00 per share or greater. Alternatively, based on the market price of our common stock on December 17, 2003 of $5.00 per share, if the Board of Directors decided to implement the reverse stock split and effected the amendment with the reverse stock split ratio of three-for-two, there can be no assurance that the post-split market price of our common stock would be $7.50 per share or greater. The following table illustrates the effects on the number of shares that would be outstanding if any of the four amendments is effected and possible market prices of our common stock assuming that the market price will change precisely in accordance with the multiple of the ratio of the particular amendment to be effected, based on a market price of $5.00 per share. Because many of our shares of common stock are held in “street name” we cannot determine precisely how many shares will receive a cash payment for any fractional shares and therefore cannot precisely determine the number of shares of common stock that would be outstanding following the adoption of a particular amendment.

Ratio	Shares Outstanding as of December 17, 2003	Approximate Number of Shares Outstanding After Reverse Stock Split	Approximate Number of Shares Available for Future Issuance After Reverse Stock Split Assuming 60,000,000 Shares are Authorized	Product of Reverse Split Ratio and Market Price as of December 17, 2003
three for one	29,092,592	9,697,531	50,302,469	$15.00
five for two	29,092,592	11,637,037	48,362,963	$12.50
two for one	29,092,592	14,546,296	45,453,704	$10.00
three for two	29,092,592	19,395,061	40,604,939	$7.50

Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

There can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers or other individual investors.

While we believe that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors and brokers. Also, some existing investors may have some concerns regarding a reduced liquidity in the shares.

There can be no assurance that the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

While we believe that a higher stock price may help us attract and retain employees and other service providers who are less likely to work for a company with a low stock price, there can be no assurance that the reverse stock split will result in a per share price that will increase our ability to attract and retain employees and other service providers. Also, some potential and existing employees may be discouraged by the lower number of compensatory shares or options to purchase shares that could result from the reverse stock split.

A decline in the market price for our common stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our common stock could be adversely affected following a reverse stock split.

The market price of our common stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company’s common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

Corporate Matters. If approved and effected, the reverse stock split would have the following effects:

•	depending on the particular amendment effected by the Board of Directors, if any, each of three or two old shares owned by a stockholder would be exchanged for one new share or each five or three old shares owned by a stockholder would be exchanged for two new shares;

•	the number of shares of our common stock issued and outstanding would be reduced proportionately based on the reverse stock split ratio contained in the amendment selected by the Board of Directors;

•	based on the reverse stock split ratio contained in the amendment selected by the Board of Directors, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and our outstanding warrant entitling the holders thereof to purchase shares of our common stock, which would result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

•	the number of shares reserved for issuance under our existing omnibus stock plan and 2004 Omnibus Stock Incentive Plan and 2004 ESPP would be reduced proportionately based on the reverse stock split ratio contained in the amendment selected by the Board of Directors; and

•	any obligation to issue stock options pursuant to an outstanding option exchange would be reduced proportionately based on the reverse stock split ratio contained in the amendment selected by the Board of Directors.

If approved and effected, the reverse stock split will be effected simultaneously for all of our common stock and the ratio will be the same for all of our common stock. The reverse stock split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in ZiLOG, except to the extent that the reverse stock split results in any of our stockholders’ owning a fractional share. As described below, stockholders holding fractional shares would be entitled to cash payments in lieu of such fractional shares. Such cash payments would reduce the number of post-split stockholders to the extent there are stockholders presently holding fewer than up to 5 shares, depending on the ratio for the reverse stock split contained in the amendment, if any, effected by the Board of Directors. Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares. No scrip or fractional certificates will be issued in connection with the reverse stock split, if approved and effected. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the number for the reverse stock split ratio contained in the amendment effected by the Board of Directors will be entitled, upon surrender of certificate(s) representing such shares, to a cash payment in lieu thereof. The cash payment will equal the product obtained by multiplying (a) the fraction to which the stockholder would otherwise be entitled by (b) the per share closing sales price of our common stock on the day immediately prior to the effective time of the reverse stock split, as reported on Nasdaq. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein. Any fractional shares that receive cash payment will be held by ZiLOG as treasury shares.

As of December 17, 2003, we had 15 shareholders of record. Assuming the Board of Directors effects an amendment relating to a reverse stock split the number of shareholders of record will decrease by an immaterial number due to payments in lieu of fractional shares.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where we are domiciled and where the funds will be deposited, sums due for fractional interests for which the Company does not have a proper address for a stockholder and where such sums are not timely claimed after the effective time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.

If approved and effected, the reverse stock split will result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots may be somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Authorized Shares. The reverse split will affect the issued and outstanding number of shares of the Company’s common stock, not the authorized number of shares of our common stock. Therefore, the proportion of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding based on the reverse stock split ratio selected by the Board of Directors. As of December 17, 2003 the Company had 40,000,000 shares of common stock authorized and 29,092,592 shares of common stock issued and outstanding. After the reverse split, if any, is effected, we will continue to have 40,000,000 shares of common stock authorized, unless Proposal No. 5 is adopted, in which case will have 60,000,000 shares of common stock outstanding. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of the Company’s common stock.

Accounting Matters. The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be restated because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of ZiLOG with another company), the reverse stock split proposal is not being proposed in response to any effort to accumulate shares of our common stock or obtain control of ZiLOG, nor is it part of a plan by management to recommend similar amendments to our Board of Directors and stockholders. Other than the reverse stock split proposal, our Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Amended Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change the control of ZiLOG.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the stockholders approve each of the four forms of amendment to implement the reverse stock split and the Board of Directors decides to effect one of the amendments on or prior to March 31, 2004, we will file a Certificate of Amendment of the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to amend its existing Amended and Restated Certificate of Incorporation. The reverse stock split will become effective at the time specified in the Certificate, which is referred to below as the

“effective time.” Beginning at the effective time, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares. The text of the Certificate to effect the reverse stock split, if implemented by the Board of Directors, would be in substantially the form attached hereto as Annex E-1, E-2, E-3 or E-4; provided, however, that the text of the form of Certificate attached hereto is subject to modification to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time.

If our stockholders approve each of the four forms of amendment, no further action by our stockholders will be required either to implement or abandon the reverse stock split. Also, because a reverse stock split will decrease the number of shares outstanding while the number of authorized shares remains constant, such a reverse split will have the effect of increasing the authorized number of shares by the number of shares that cease to be outstanding as a result of the reverse stock split.

As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent, Equiserve L.P. will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of old shares will be asked to surrender to the exchange agent certificates representing old shares in exchange for certificates representing new shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any old shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

No Dissenters’ Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ rights with respect to the reverse stock split, and we will not independently provide stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain U.S. material federal income tax consequences of the reverse stock split, and does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as financial institutions, insurance companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of U.S. federal income tax law as of the date hereof, which is subject to change possibly retroactively. This summary also assumes that the old shares were, and the new shares will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with his tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of old shares for new shares pursuant to the reverse stock split. The aggregate tax basis of the new shares received in the reverse stock split (including any fraction of a new share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the old shares exchanged therefor. In general, stockholders who receive cash in exchange for their fractional share interests in the new shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The stockholder’s holding period for the new shares will include the period during which the stockholder held the old shares surrendered in the reverse stock split.

The Company’s view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT WITH HIS TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OF THE REVERSE STOCK SPLIT.

Vote Required

The affirmative vote of the holders of a majority of all outstanding shares of our common stock entitled to vote on this proposal will be required for approval of this proposal.

Recommendation of Board of Directors

The Board of Directors recommends a vote “FOR” approval of each of the four forms of amendment to our amended and restated certificate of incorporation set forth at Annexes E-1, E-2, E-3 and E-4, to effect a reverse stock split of our common stock whereby each outstanding three shares of common stock would be combined and converted into one share of common stock, or five shares of common stock would be combined and converted into two shares of common stock, or two shares of common stock would be combined and converted into one share of common stock, or three shares of common stock would be combined and converted into two shares of common stock as set forth in the particular form of amendment; with the Board of Directors, in its discretion at any time prior to March 31, 2004, to select one of the four forms of amendment to effect and to abandon the other forms of amendment, or to select none of the forms of amendment and to abandon all of the forms, as permitted under section 242(c) of the Delaware General Corporation Law and as the proxy holders deem advisable on other matters that may come before the meeting.

PROPOSAL NO. 5

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 60,000,000 SHARES

Our Board of Directors has approved, declared advisable and recommends that stockholders approve, an amendment to our certificate of incorporation providing for the increase in the authorized number of shares of common stock.

General

Our Board of Directors has unanimously adopted a resolution approving, and recommending to our stockholders for their approval, a proposal to amend our certificate of incorporation to increase the number of authorized shares of common stock from 40,000,000 to 60,000,000. The text of the proposed amendment would be substantially in the form attached to this Proxy Statement as Annex F.

As of December 17, 2003, we had outstanding and entitled to vote 29,092,592 shares of common stock. This number excludes 2,467,887 shares of common stock issuable upon the exercise of stock options outstanding at December 17, 2003, of which 909,675 were vested and are exercisable as of that date; 352,930 shares of common stock to be granted to James Thorburn, our Chief Executive Officer, pursuant to his employment agreement; and 120,000 shares of common stock issuable upon exercise of a warrant granted to Future Electronics in January 2003. Currently, 7,966,591 shares of common stock are not reserved for any specific use and are available for future issuance. If this proposal is approved, 27,966,591 shares of common stock would not be reserved for any specific use and would be available for future issuance.

Reasons for Proposal

The Board is recommending this increase in authorized shares primarily to give us appropriate flexibility to issue shares for such purposes as raising capital and effecting acquisitions and to reserve shares for use in employee incentive programs. We have no present arrangements, agreements, commitments or understandings with regard to the issuance of the proposed additional shares other than current commitments which can be effected if this proposal were not approved. These shares may be issued by the Board in its discretion, subject to any further shareholder action required under stock market or other rules in the case of any particular issuance. Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of common stock.

The Board is aware that an increase in the number of authorized but unissued shares of common stock may have a potential anti-takeover effect. We could use the increased number of authorized shares to frustrate persons attempting to gain control of ZiLOG that would otherwise pay an above-market premium favored by a majority of stockholders. For example, the Board could privately place shares with purchasers who may side with the Board in opposing a hostile takeover or issue securities that would dilute the stock ownership of persons seeking to obtain control of ZiLOG. There are certain provisions in our bylaws and certificate of incorporation that also could have an anti-takeover effect. Our bylaws provide for staggered terms for its directors and provide that only the Board may call a special meeting of stockholders. This proposal is not being recommended by the Board as part of an anti-takeover strategy, and management is not aware of any efforts by any party to accumulate our securities or to obtain control of the registrant.

Effect on Outstanding Common Stock

The proposed amendment to our certificate of incorporation would not affect the rights of existing holders of common stock except to the extent that future issuances of common stock will reduce each existing stockholder’s proportionate ownership.

Vote Required

The affirmative vote of the holders of a majority of our common stock entitled to vote at the Special Meeting is required to approve the proposal to amend our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock.

Recommendation of the Board

The Board recommends voting “FOR” the amendment to our certificate of incorporation to increase the number of authorized shares of common stock.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Director Compensation

Effective January 1, 2004 each of our non-employee directors will receive, as compensation for his or her service as a director:

•	$45,000 per year, which may be paid, at the election of such director, in any combination of cash and options to purchase shares of our common stock equal to $45,000 divided by the fair market value of a share of our common stock at the time of grant which will vest quarterly over one year;

•	$1,000 for each meeting of the Board of Directors including telephonic meetings, which may be paid, at the election of such director, in any combination of cash or options to purchase shares of our common stock equal to the amount of such cash fee divided by the fair market value of a share of our common stock at the time of grant;

•	a per diem fee of $1,000 per day spent on board or committee matters;

•	options to purchase 5,000 shares of our common stock on each anniversary of his or her appointment or election as a director, as the case may be; and

•	options to purchase 20,000 shares of our common stock upon appointment or election as a director, as the case may be.

All stock options granted to directors in 2002 had an exercise price of between $2.03 and $2.76 per share. All stock options described above will have an exercise price equal to the fair market value of a share of common stock at the time of grant.

Compensation to the directors for their service as directors is not paid pursuant to consulting contracts. We have entered into a separate consulting arrangement with Federico Faggin, however, pursuant to which Mr. Faggin will devote approximately 20% of his business time (i.e. one day per week) providing services to us which may include strategy guidance, assistance with project roadmaps, management counseling and participation in customer and internal business reviews. As consideration for these consulting services, our Board of Directors granted 145,000 restricted shares of common stock to Mr. Faggin, on which the restrictions lapse pro rata over a period of 24 months, pursuant to our 2002 Omnibus Stock Incentive Plan.

Our employee directors currently do not receive any compensation for their service on our Board of Directors.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee has at any time been one of our officers or employees. During 2003, none of our executive officers served as a member of a board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or compensation committee.

Employment Contracts, Termination of Employment and Change-In-Control Arrangements

Chief Executive Officer

In connection with our plan of reorganization, we entered into a two-year employment agreement, dated January 7, 2002, with our Chief Executive Officer and Chairman, James M. Thorburn, expiring on May 13, 2004. This agreement provides that: (1) Mr. Thorburn will be employed as our Chairman and Chief Executive Officer and will be paid an annual base salary of $800,000; (2) Mr. Thorburn will be eligible to earn an annual incentive payment in an amount between 25% and 200% of his annual base salary based on set thresholds of our annual EBITDA; (3) on the effective date of the plan of reorganization, Mr. Thorburn would be eligible to receive up to 4% of the shares of our common stock in options and restricted stock; and (4) Mr. Thorburn would receive a signing bonus of $650,000 upon the fulfillment of certain conditions. These conditions were met as of February 28, 2002 and the signing bonus was paid to Mr. Thorburn on March 8, 2002 and 176,465 shares of restricted stock were issued to him on May 13, 2002. We still have an obligation to award Mr. Thorburn 176,465 shares of restricted stock on each of May 13, 2004 and May 13, 2005. In February 2003, we entered into a bonus agreement with Mr. Thorburn whereby we agreed to pay Mr. Thorburn half of his bonus for 2002, and Mr. Thorburn agreed to forego the other half of his bonus for 2002 if certain net sales thresholds are not met in 2003. In January 2003, an agreement was reached with Mr. Thorburn that it was in our best interests if his annual base salary were reduced to $675,000, and, upon our achieving net sales of at least $30 million in any quarter during the term of his contract, revert to $800,000 thereafter.

In connection with the grant of shares of restricted shares of common stock, we loaned Mr. Thorburn $241,911 to pay the income taxes due on the 176,465 shares granted on May 23, 2002 pursuant to a full-recourse promissory note which bears interests at 5.5% per annum. Mr. Thorburn pledged the 176,465 shares of restricted stock as collateral for this loan pursuant to a stock pledge agreement. We intended to loan Mr. Thorburn the funds to pay the income taxes due with respect to the grants of restricted stock, as we had done previously with other employees that received grants of restricted stock. In July 2002, however, Congress enacted the Sarbanes-Oxley Act of 2002, which prohibits these loans. As a result of this development, we have entered into an oral agreement to amend the terms of our employment agreement with Mr. Thorburn to cancel the sale of 176,465 shares of restricted stock to which Mr. Thorburn would have been entitled under this employment agreement, which shares would have been fully vested upon grant and would have had a purchase price of $0.01 per share, and grant in lieu thereof an immediately exercisable non-EBITDA-linked option to purchase 229,418 shares of common stock. The option expires on April 24, 2013, has an exercise price of $1.00 per share and otherwise has the same terms and conditions as other non-EBITDA-linked employee stock options. We also anticipate amending other aspects of Mr. Thorburn’s employment agreement to revise his future stock grants.

Mr. Thorburn’s employment agreement automatically terminates on May 13, 2004. If we terminate Mr. Thorburn’s employment without cause or Mr. Thorburn resigns for good reason before then, we shall pay to Mr. Thorburn 180% of Mr. Thorburn’s annual base salary. For the purposes of this employment agreement, “cause” means one or more of the following: (i) Mr. Thorburn’s material breach of the agreement; (ii) Mr. Thorburn’s failure to reasonably and substantially perform his duties under the agreement; (iii) Mr. Thorburn’s willful misconduct or gross negligence which materially injures us; or (iv) Mr. Thorburn’s conviction or plea of nolo contendere to (A) a felony, or (B) another serious crime involving moral turpitude. Also for the purposes of this agreement, “good reason” means a material diminution in Mr. Thorburn’s duties and responsibilities as such duties and responsibilities are set forth in his employment agreement.

If Mr. Thorburn decides to terminate his employment with us, with or without good reason, within thirty days following a change of control and prior to May 13, 2004, we shall pay Mr. Thorburn the balance of his then current annual base salary for the remainder of the term of his employment agreement plus an amount equal to 80% of Mr. Thorburn’s then current base salary. In addition, we will accelerate the vesting on all stock, stock options and other stock awards held by Mr. Thorburn. Mr. Thorburn is also entitled to all rights and benefits for which he is eligible under the terms of our benefits and compensation plans which may be in effect from time to time, such as our 401(k) plan, four weeks of vacation each year and reimbursement of reasonable business expenses.

Other Named Executive Officers

We entered into three-year employment agreements with certain other named executive officers. Our employment agreement with Perry J. Grace was entered into on April 9, 2002. Our employment agreement with Michael D. Burger was entered into and was effective on May 14, 2002. Each of these employment agreements will continue for a term of three years and will be automatically renewed for additional terms of one year, unless we or the executive provides written notice of no less than six months prior to the end of the term of intent not to renew, and unless otherwise terminated as set forth below.

We also made loans to executive officers for an amount equal to the income taxes due on the restricted shares of common stock that we granted to them. Pursuant to full-recourse promissory notes, we loaned the following amounts to the following executive officers on June 14, 2002: $685,438 to Michael D. Burger; $274,175 to Perry J. Grace; and $178,214 to Daniel M. Jochnowitz. Each of these loan recipients pledged their shares of restricted stock as collateral for these loans pursuant to stock pledge agreements. These loans are full recourse loans and bear interest at 5.5% per annum, which interest is payable annually by February 28 for the preceding period ending each December 31 during the term of the loans. All principal and accrued interest on these loans becomes due and payable to us on May 15, 2007. In the future, loans we make with respect to restricted stock, if any, will be made only to non-executive officer and non-director participants in compliance with the Sarbanes-Oxley Act of 2002.

As set forth in the following table, each employment agreement provides that the executive is entitled to an annual base salary, a bonus equal to a range of his annual base salary based on set thresholds of our annual adjusted EBITDA, and a specified number of shares of restricted stock and EBITDA-linked stock option grants under our 2002 Omnibus Stock Incentive Plan. Also as set forth in the table, in June 2002, each executive received a loan from us for an amount equal to the income taxes due on shares of restricted shares of common stock granted to them pursuant to a full-recourse promissory note. The executives, in turn, pledged the shares of restricted stock as collateral for this loan pursuant to a stock pledge agreement.

Employment Agreement Summary

Name	Annual Salary	Annual Bonus (1)	Restricted Stock	Options	Loan
Michael D. Burger	$400,000	0 / 25 / 75	500,000	120,000	$685,438
Perry J. Grace	$225,000	0 / 20 / 60	200,000	90,000	$274,175

(1)	Annual bonus expressed as a percentage of annual salary in the event that the company reaches adjusted EBITDA milestones for the relevant year of: less than $18 million / $18 million / $34 million or higher. For purposes of illustration, if the company has $20 million of annual adjusted EBITDA (as defined in the plan), Mr. Grace will earn 20% of his annual salary, or $45,000, as a bonus. These percentages and milestones apply for each of the first two years of the agreement term; after the first two years, the milestones will be set by the board.

Each employment agreement also provides to the executive: all rights and benefits for which he is eligible under the terms of benefits and compensation plans which may be in effect from time to time, such as our 401(k) plan; four weeks of vacation each year; and reimbursement of reasonable business expenses.

In addition, if we terminate the executive’s employment for cause or as a result of his death or disability, on the date of termination, such executive’s salary and benefits will cease and all stock options and other stock awards held by such executive will cease vesting and will be exercisable only pursuant to the terms of the applicable stock option plans and agreements.

In the event that we terminate one of these executive’s employment without cause, or such executive resigns at any time for good reason, we will be obligated to pay such executive an amount equal to 100% of his annual base salary. For the purposes of these employment agreements, “cause” means one or more of the following: (i) the executive’s material breach of his agreement; (ii) the executive’s failure to reasonably and substantially perform his duties under his employment agreement; (iii) the executive’s willful misconduct or gross negligence which materially injures us; (iv) the executive’s conviction or plea of nolo contendere to (A) a felony or (B) another serious crime involving moral turpitude. Also for purposes of these agreements, “good reason” means a material diminution in such executive’s duties and responsibilities as such duties and responsibilities are set forth in his employment agreement.

In the event that one of these executives terminates his employment with us, with or without good reason, within 30 days following a change in control, we will be obligated to pay such executive an amount equal to his then-current annual base salary. In addition, we will accelerate the vesting on all stock, stock options and other stock awards held by the executive.

In February 2003, we entered into bonus agreements with each of Michael Burger, Perry Grace and Daniel Jochnowitz, pursuant to which we agreed to pay the particular executive half of his bonus for 2002, and the executive agreed to forego the other half of his bonus for 2002 if certain net sales thresholds are not met in 2003.

Jochnowitz Resignation. Mr. Jochnowitz’s employment relationship with us terminated on May 2, 2003. We entered into a settlement agreement with Mr. Jochnowitz as of September 15, 2003, in connection with his separation from us. Under this agreement, Mr. Jochnowitz received a lump sum payment of approximately $184,000.

Executive Compensation

The following table sets forth the compensation earned by our Chief Executive Officer and the three other most highly compensated executive officers who were serving as executive officers as of December 31, 2003, collectively, the Named Executive Officers:

	Year	Annual Compensation					Long-Term Compensation Awards				All Other Compensation (2)
Name and Principal Position		Salary	Bonus		Other Annual Compensation		Restricted Stock Awards (1)		Securities Underlying Options/ SARs (#)
James M. Thorburn Chairman and Chief Executive Officer	2003 2002 2001	$688,931 769,235 574,000	$151,030 650,000 —	(3)	$	— — —	$	— 485,279 —	229,418 209,140 —		$3,000 3,000 8,743	(4)
Michael D. Burger President and Director	2003 2002 2001	400,000 386,539 281,087	72,250 225,000 204,416	(5)		— — —		— 1,375,000 —	— 120,000 54,500	(6)	— — 828	(7)
Bruce Diamond(10) Executive Vice President and Chief Operating Officer	2003 2002 2001	281,538 40,385 —	300 — —			— — —		— — —	350,000 — —		— — —
Perry J. Grace (8) Vice President, Chief Financial Officer and Secretary	2003 2002 2001	213,750 225,000 88,702	32,678 67,500 95,950	(5) (9)		— — —		— 550,000 —	— 90,000 —		— — —

(1)	Represents gain on purchase of restricted stock; the excess of fair market value over the purchase price. During 2003, the Named Executive Officers were not granted any shares of restricted stock. With the exception of Mr. Thorburn’s grant of restricted stock, each grant made in 2002 was 25% vested on the grant date, and vests an additional 25% on each of the following three anniversaries of the grant date. Mr. Thorburn’s grant was fully vested on the grant date. As of December 31, 2003, the Named Executive Officers held the following number of shares of restricted stock: Mr. Thorburn, 176,465; Mr. Burger, 500,000; and Mr. Grace, 200,000. The value of restricted stock held by the Named Executive Officers (net of the purchase price) as of December 31, 2003 was as follows: Mr. Thorburn, $915,853; Mr. Burger, $2,595,000; and Mr. Grace, $550,000. Holders of restricted stock are entitled to receive dividends thereon, although we do not currently intend to issue any dividends.
(2)	Unless otherwise indicated, amounts represent our matching contributions to the 401(k) plan.
(3)	Represents sign-on bonus.
(4)	Represents Deferred Compensation Plan distribution. Under our Deferred Compensation Plan, participants could elect to defer up to a maximum of 100% of their salary and bonuses. At the end of each year, we credited matching and profit sharing contributions, if any, equal to (a) the amounts that we would have made under our 401(k) plan taking into account the amounts deferred under this plan, but disregarding, for purposes of calculating our contributions, certain limitations on contributions prescribed by applicable tax law, minus (b) the amounts actually credited for the year as matching and profit sharing contributions under our 401(k) plan. Deferrals and contributions were credited to participants’ accounts and were deemed to earn investment gains or losses generally based on the investment vehicles that participants selected from among those chosen for this purpose by the committee administering the plan. When the plan was terminated in April, 2001, participants’ accounts were distributed to them. Had the plan not been terminated, distributions would have been made pursuant to participants’ elections, upon termination of employment, attainment of a specified age or the later of the two, in the form of a lump sum or annual installments.

(5)	Represents a retention bonus.
(6)	All of these options were cancelled upon the effectiveness of our plan of reorganization on May 13, 2002.
(7)	Represents Deferred Compensation Plan distribution.
(8)	Mr. Grace commenced employment with us in July 2001.
(9)	Represents a sign-on bonus of $55,000, and a quarterly incentive bonus of $40,950.
(10)	Mr. Diamond commenced employment with us in November 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

The following table sets forth further information regarding option grants to each of our Named Executive Officers during 2003. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or “option spreads” that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price, and appreciation of 5% and 10% from the date the option was granted to the end of the option terms.

	Individual Grants
	Number of Securities Underlying Option/SARs Granted		Percent of Total Options/SARs Granted To Employees In Fiscal Year	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value At Assumed Annual Rates of Price Appreciation For Option Term
Name						5% ($)	10% ($)
James M. Thorburn	229,418	(1)	26.2%	$1.00	4/24/13	$517,977	$960,684
Michael D. Burger	—		0.0%	—	—	—	—
Bruce Diamond	280,000	(2)	32.0%	3.20	1/16/13	563,490	1,427,993
Bruce Diamond	70,000	(3)	8.0%	3.95	7/24/13	173,889	440,670
Perry J. Grace	—		0.0%	—	—	—	—

(1)	Options were fully vested and exercisable on date of grant.
(2)	Options become vested and exercisable as to 25% of the grant on the first anniversary of Mr. Diamond’s date of hire, and as to 1/48th of the grant each month thereafter for the subsequent 36 months.
(3)	Options become vested and exercisable as to 25% of the grant on the first anniversary of the grant date, and as to 1/48th of the grant each month thereafter for the subsequent 36 months.

Unless the options are assumed or equivalent awards or rights are substituted for, the unvested options shall become fully vested and exercisable as of the date of the change in control.

Aggregated Option Exercises in the Last Fiscal Year and Option Values at December 31, 2003

The following table provides information regarding the aggregate option exercises and fiscal year-end option values for each of the Company’s Named Executive Officers for the year ended December 31, 2003. Also reported are values of unexercised “in-the-money” options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair value of our common stock on December 31, 2003, as determined by our Board of Directors to be $5.20 per share.

	Acquired Shares On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options At Fiscal Year End (#)		Value of Unexercised In- The-Money Options At Fiscal Year End ($)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
James M. Thorburn	—	—	438,558	—	1,473,857	—
Michael D. Burger	—	—	120,000	—	292,800	—
Bruce Diamond	—	—	75,833	274,167	151,666	495,834
Perry J. Grace	—	—	90,000	—	219,600	—

EQUITY COMPENSATION PLAN INFORMATION

The following is a summary of the shares reserved for issuance pursuant to outstanding options, rights or warrants granted under our equity compensation plans as of December 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans not approved by security holders (1)	2,452,804	$2.74	491,567
Total	2,452,804	$2.74	491,567

(1)	The ZiLOG 2002 Omnibus Stock Option Plan was originally approved under the terms of our plan of reorganization.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of our common stock as of September 30, 2003 by: (a) each director; (b) each of the executive officers and individuals named in the Summary Compensation Table; (c) all such executive officers and directors of the Company as a group; and (d) all those known by the Company to be beneficial owners of more than five percent of its outstanding common stock.

Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of September 30, 2003, 29,090,045 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within 60 days of September 30, 2003, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated, the address of each of the individuals named below is: c/o ZiLOG, Inc., 532 Race Street, San Jose, California 95216.

The following table indicates those owners and their total number of beneficially-owned shares, including shares subject to options exercisable within 60 days of September 30, 2003:

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares		Percent of Total
Capital Research and Management Company (2), (3)	7,320,000		25.2%
UBS Willow Management, L.L.C. (4), (5)	4,435,000		15.2
Michael D. Burger	440,000	(6)	1.5
Joseph Colonnetta	15,435		*
Federico Faggin	251,015	(7)	*
Perry Grace	230,000	(6)	*
Richard Sanquini	17,389		*
James M. Thorburn	475,596	(6), (9)	1.6
All directors and executive officers as a group (7 persons)	1,429,435	(8)	4.8

*	Less than 1% of the outstanding shares of common stock.
(1)

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 29,090,045 outstanding shares on September 30, 2003, adjusted as required by rules promulgated by the SEC.

(2)	333 South Hope Street—55th Floor, Los Angeles, CA 90071, Attn: Michael J. Downer.
(3)	Capital Research and Management Company acts as investment advisor, registered under Section 203 of the Investment Advisors Act, to each of the record holders of the shares of common stock: (i) American High Income Trust, which owns 3,315,000 shares; (ii) The Bond Fund of America, which owns 2,555,000 shares; (iii) The Income Fund of America, which owns 910,000 shares; and (iv) American Funds Insurance Series, High-Income Bond Fund, which owns 445,000 shares; and (v) American Funds Insurance Series, Bond Fund, which owns 95,000 shares. Capital Research and Management Company and the respective record holders may be deemed to have shared beneficial ownership of these shares. Each of the record holders is a mutual fund registered under the Investment Company Act of 1940.
(4)	c/o UBS Financial Services Inc., 1285 Avenue of the Americas, 18th Floor, New York, NY 10019, Attn: Mark Goldstein.
(5)	UBS Willow Fund, L.L.C., Bond Street Capital, L.L.C., UBS Willow Management, L.L.C., UBS Fund Advisor, L.L.C., PW Alternative Asset Management, Inc. and Sam S. Kim may be deemed to have shared beneficial ownership of 4,435,000 shares.
(6)	Restricted shares of common stock.
(7)	145,000 of these shares are restricted shares of common stock.
(8)	921,465 of these shares are restricted shares of common stock.
(9)	Includes 229,418 options granted on April 24, 2003.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/  PERRY J. GRACE

Perry J. Grace

Secretary

January 14, 2004

Annex A-1

FORM OF

CERTIFICATE OF AMENDMENT

OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article V of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended such that the first paragraph shall be replaced by:

“The Board of Directors shall consist of no more than nine members and no less than five members. The directors shall be divided into three classes, designated as Group I, Group II and Group III,”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

A-1

Annex A-2

FORM OF AMENDMENT TO

THE BYLAWS OF ZILOG, INC.

Pursuant to the written consent of the Board of Directors of ZiLOG (the “Corporation”) dated [                    ], 2004, the Bylaws are hereby amended as follows:

Amendment to Section 3.2. Section 3.2 of the Corporation’s Bylaws is amended by deleting it in its entirety and substituting the following text in its place:

Section 3.2 Number and Term of Office. The number of directors constituting the entire Board of Directors shall be [    ].

A-2

Annex B

FORM OF

CERTIFICATE OF AMENDMENT

OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article VII of the Amended and Restated Certificate of Incorporation of the Corporation is hereby deleted in its entirety.

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

B-1

Annex C

ZILOG, INC.

2004 OMNIBUS STOCK INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of this plan is the ZiLOG, Inc. 2004 Omnibus Stock Incentive Plan (the “Plan”). The purpose of the Plan is to provide additional incentive to those officers, employees, directors, advisors and consultants of the Company and any of its Subsidiaries and Affiliates (each, as defined below) whose contributions are essential to the growth and success of the Company’s business, in order to strengthen the commitment of such persons to the Company and its Subsidiaries and Affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its Subsidiaries and Affiliates. To accomplish such purposes, the Plan provides that the Company may grant Incentive Stock Options, Nonqualified Stock Options and Restricted Stock (each, as defined below). The Plan is intended to permit awards that satisfy the requirements of section 162(m) of the Code (as defined below) and shall be interpreted in a manner consistent with the requirements thereof.

Section 2. Definitions.

For purposes of the Plan, in addition to terms defined elsewhere in the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee, in accordance with Section 3 hereof.

(b) “Affiliate” means any corporation or other entity, 50% or more of the voting power of the outstanding voting securities of which is owned by the Company, its Subsidiaries, or any other Affiliate.

(c) “Award” means an award of Incentive Stock Options, Nonqualified Stock Options or Restricted Stock under the Plan.

(d) “Award Agreement” means, with respect to any Award, the written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Cause” means, unless a Participant is a party to a written employment agreement with the Company, Subsidiary or Affiliate which contains a definition of “cause,” “termination for cause,” or any other similar term or phrase, in which case “Cause” shall have the meaning set forth in such agreement, or unless otherwise provided in an Award Agreement, conduct involving one or more of the following: (i) the substantial and continuing failure of the Participant to render services to the Company or any Subsidiary or Affiliate in accordance with the Participant’s obligations and position with the Company, Subsidiary or Affiliate, provided that the Company or any Subsidiary or Affiliate provides the Participant with adequate notice of such failure and, if such failure is capable of cure, the Participant fails to cure such failure within 30 days of the notice; (ii) dishonesty, gross negligence, or breach of fiduciary duty; (iii) the commission by the Participant of an act of theft, fraud or embezzlement; (iv) the commission of a felony; or a (v) material breach of the terms of an agreement between the Participant, on the one hand, and the Company or any Subsidiary or Affiliate on the other hand, provided that the Company or any Subsidiary or Affiliate provides the Participant with adequate notice of such breach and, if such breach is capable of cure, the Participant fails to cure such breach within 30 days of the notice.

(g) “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, amalgamation, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

(h) “Change in Control” means, unless otherwise provided in an Award Agreement (i) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than a merger or consolidation that results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; (iii) from and after the Listing Date, the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(j) “Committee” means the Compensation Committee of the Board or any other committee or subcommittee the Board may appoint to administer the Plan. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Unless otherwise determined by the Board, the composition of the Committee shall at all times consist solely of persons who are (i) “nonemployee directors” as defined in Rule 16b-3 issued under the Exchange Act, and (ii) “outside directors” as defined in section 162(m) of the Code and shall be constituted to satisfy any applicable stock exchange rules or requirements.

(k) “Common Shares” means the common shares, par value $0.01 per share, of the Company.

(l) “Company” means ZiLOG, Inc., a Delaware corporation (or any successor corporation).

(m) “Disability” means, unless otherwise provided in an Award Agreement, (i) any physical or mental condition that would qualify a Participant for a disability benefit under any long-term disability plan maintained by the Company (or by the Subsidiary or Affiliate by which he is employed); (ii) when used in connection with the exercise of an Incentive Stock Option following termination of employment, disability within the meaning of section 22(e)(3) of the Code; or (iii) such other condition as may be determined in the sole discretion of the Administrator to constitute Disability.

(n) “Eligible Recipient” means an employee, officer, director, advisor or consultant of the Company or of any Subsidiary or Affiliate.

(o) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(p) “Exercise Price” means the per Share price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

(q) “Fair Market Value” of a Share shall mean the fair market value of a Share as determined by the Administrator in its sole discretion; provided that (i) if the Shares are admitted to trading on a national securities exchange, Fair Market Value of a Share on any date shall be the closing sale price reported for such Share on such exchange on such date or, if no sale was reported on such date, then the last day on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System or other comparable quotation system and has been designated as a National Market System (“NMS”) security, Fair Market Value of a Share on any date shall be the closing sale price reported for such Share on such system on such date or, if no sale was reported on such date, the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the Nasdaq System but has not been designated as an NMS security, Fair Market Value of a Share on any date shall be the sale price for such Share on the last sale reported for such date.

(r) “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships of the Participant; trusts for the benefit of such immediate family members; or partnerships in which such immediate family members are the only partners.

(s) “Incentive Stock Option” shall mean an Option that is an “incentive stock option” within the meaning of section 422 of the Code, or any successor provision, and that is designated by the Administrator as an Incentive Stock Option.

(t) “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968 and any other applicable State securities law.

(u) “Nonqualified Stock Option” means any Option that is not an Incentive Stock Option, including any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

(v) “Option” means an Incentive Stock Option, a Nonqualified Stock Option, or either or both of them, as the context requires.

(w) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 hereof, to receive the grant of an Award. A Participant who receives the grant of an Option is sometimes referred to herein as “Optionee.”

(x) “Performance Goal” shall mean one or more of the following business criteria applied to a Participant and/or a business unit or the Company and/or a Subsidiary: (i) income before federal taxes and net interest expense; (ii) working capital, generally defined to include receivables, inventories and controllable current liabilities, measured either in absolute dollars or relative to sales; (iii) earnings growth, revenues, expenses, share price, market share, return on assets, return on capital, equity or investment, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, or achievement of balance sheet, income statement or cash flow objectives; (iv) adjusted cash flows or adjusted income derived from operating activities; (v) adjusted or unadjusted earnings (losses) before interest, income taxes, depreciation, amortization of intangible assets, non-cash stock compensation expenses, cumulative effect of change in accounting principle and special charges; and/or (vi) such other goal or goals as may be established by the Committee.

(y) “Restricted Stock” means Shares subject to certain restrictions granted pursuant to Section 8 hereof.

(z) “Securities Act” means the Securities Act of 1933, as amended from time to time.

(aa) “Shares” means Common Shares and the common equity of any successor security

(bb) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 3. Administration.

(a) The Plan shall be administered by the Board or, at the Board’s sole discretion, by the Committee, which shall serve at the pleasure of the Board. Pursuant to the terms of the Plan, the Administrator shall have the power and authority, without limitation:

(i) to select those Eligible Recipients who shall be Participants;

(ii) to determine whether and to what extent Options or awards of Restricted Stock are to be granted hereunder to Participants;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards granted hereunder;

(vi) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and

(vii) to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan.

(b) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(c) The Administrator in its discretion may condition entitlement to an Award in whole or in part on the attainment of one or more Performance Goals. With respect to Awards intended to satisfy the requirements of section 162(m) of the Code, the Committee shall establish any such Performance Goal not later than 90 days after the commencement of the period of service to which the Award relates (or if less, 25% of such period of service), and once granted, the Administrator shall not have discretion to increase the amount payable under such Award, provided, however, that whether or not an Award is intended to constitute qualified performance based compensation within the meaning of section 162(m) of the Code, the Administrator shall have the authority to make appropriate adjustments in Performance Goals under an Award to reflect the impact of extraordinary items not reflected in such Performance Goals. For purposes of the Plan, extraordinary items shall be defined as (i) any profit or loss attributable to acquisitions or dispositions of stock or assets, (ii) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (iii) all items of gain, loss or expense for the year related to restructuring charges for the Company and/or its Subsidiaries, (iv) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, (v) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (vi) such other items as may be prescribed by section 162(m) of the Code and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto.

(d) Subject to section 162(m) of the Code and except as required by Rule 16b-3 under the Exchange Act with respect to grants of Awards to individuals who are subject to section 16 of the Exchange Act, or as otherwise required for compliance with Rule 16b-3 under the Exchange Act or other applicable law, the Administrator may delegate all or any part of its authority under the Plan to an employee, employees or committee of employees of the Company or any Subsidiary.

(e) If at any time (whether before or after termination of employment or service) a majority of either the Board or the Committee determines that a Participant has engaged in fraud, embezzlement, theft, commission of a felony, dishonesty, or any other conduct inimical to the Company, either the Board or the Committee (as the case may be) may provide for the immediate forfeiture of any Award held by the Participant, whether or not then vested. Any determination by the Board or Committee (as the case may be) under this subsection (e) shall be final, conclusive and binding on all persons.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) There shall be reserved and available for issuance under the Plan 3,000,000 Common Shares.

(b) To the extent that (i) an Option expires or is otherwise cancelled or terminated without being exercised as to the underlying Shares, (ii) any Shares subject to any award of Restricted Stock are forfeited, (iii) payment for an Option upon exercise is made with Shares or (iv) Shares are withheld from payment of an Award in satisfaction of any federal, state or local tax withholding requirements, such Shares shall again be available for issuance in connection with future Awards granted under the Plan.

(c) The aggregate number of Shares with respect to which Awards may be granted to any individual Participant during any calendar year shall not exceed 1,000,000.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and/or kind of common shares or other property reserved for issuance under the Plan, (ii) the kind, number and/or option price of shares or other property subject to outstanding Options granted under the Plan, and (iii) the kind, number and/or purchase price of shares or other property subject to outstanding awards of Restricted Stock granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Awards in exchange for payment in cash or other property of the Fair Market Value of the Shares covered by such Awards reduced, in the case of Options, by the Exercise Price thereof, or by any other applicable purchase price.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients. The Administrator shall have the authority to grant to any Eligible Recipient Incentive Stock Options, Nonqualified Stock Options or Restricted Stock.

Section 7. Options.

(a) General. Options may be granted alone or in addition to other Awards granted under the Plan. Any Option granted under the Plan shall be evidenced by an Award Agreement. The provisions of each Option need not be the same with respect to each Participant. Participants who are granted Options shall enter into an Award Agreement with the Company, in such form as the Administrator shall determine, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Nonqualified Stock Option. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in paragraphs (b)-(i) of this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(b) Exercise Price. The per share Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than par value per Share and in the case of Incentive Stock Options, shall not be less than 100% of the Fair Market Value per Share on such date (or 110% of the Fair Market Value per Share on such date if, on such date, the Eligible Recipient owns, or is deemed to own under the Code, stock possessing more than 10% (a “Ten Percent Owner”) of the total combined voting power of all classes of shares of the Company or its Subsidiaries).

(c) Option Term. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten years after the date such Option is granted. If the Eligible Participant is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(d) Exercisability. Options shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of preestablished Performance Goals or other corporate or individual performance goals, as shall be determined by the Administrator in its sole discretion. The Administrator may also provide that any Option shall be exercisable only in installments.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made: (i) to the extent permitted by applicable law, by means of any cashless exercise or same day sale procedure approved by the Administrator, (ii) in the form of unrestricted Shares already owned by the Optionee for at least six months on the date of surrender or by the withholding of Shares that would otherwise be issued pursuant to the option exercise, in each case to the extent the Shares have a Fair Market Value on the date of surrender equal to the aggregate option price of the Shares as to which such Option shall be exercised, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares or withheld shares may be authorized only at the time of grant, or (iii) any combination of the foregoing.

(f) Rights as Shareholder. An Optionee shall have no rights to dividends or any other rights of a shareholder with respect to the Shares subject to the Option until the Optionee has given written notice of exercise, has paid in full for such Shares, and has satisfied the requirements of Section 12 hereof.

(g) Nontransferability of Options. The Optionee shall not be permitted to sell, transfer, pledge or assign any Option other than by will and the laws of descent and distribution and all Options shall be exercisable during the Participant’s lifetime only by the Participant, in each case, except as set forth in the following two sentences. During an Optionee’s lifetime, the Administrator may, in its discretion, permit the transfer, assignment or other encumbrance of an outstanding Option if such Option is a Nonqualified Stock Option or an Incentive Stock Option that the Administrator and the Participant intend to change to a Nonqualified Stock Option. Subject to the approval of the Administrator and to any conditions that the Administrator may prescribe, an Optionee may, upon providing written notice to the Company, elect to transfer any or all Options described in the preceding sentence (i) to members of his or her Immediate Family, provided that no such transfer by any Participant may be made in exchange for consideration, or (ii) by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the Participant.

(h) Termination of Employment or Service. Except as otherwise provided in an Award Agreement, if a Participant’s employment or service with the Company or any Subsidiary or Affiliate terminates for any reason, all outstanding Options granted to such Participant shall expire on the date of such termination (whether or not then vested or exercisable). Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

(i) Limitation on Incentive Stock Options. To the extent that the aggregate Fair Market Value of Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under the Plan and any other stock option plan of the Company or any Subsidiary or Affiliate shall exceed $100,000, such Options shall be treated as Nonqualified Stock Options. Such Fair Market Value shall be determined as of the date on which each such Incentive Stock Option is granted.

Section 8. Restricted Stock.

(a) General. Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award Agreement. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Awards of Restricted Stock shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; and the Restricted Period (as defined in Section 8(d)) applicable to awards of Restricted Stock. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.

(b) Purchase Price. The price per Share, if any, that a Recipient must pay for Shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

(c) Awards and Certificates. The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement evidencing the Award and delivered a fully executed copy thereof to the Company, within such period as the Administrator may specify after the award date. Each Participant who is granted an award of Restricted Stock shall be issued a share certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award, provided that the Company may require that the share certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company or agent of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(d) Nontransferability. Any Award of Restricted Stock granted pursuant to this Section 8 shall be subject to the restrictions on transferability set forth in this paragraph (d). During such period as may be set by the Administrator in the Award Agreement (the “Restricted Period”), the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution. The Administrator may also impose such other restrictions and conditions, including the attainment of preestablished Performance Goals or other corporate or individual performance goals, on Restricted Stock as it determines in its sole discretion. However, in no event shall the Restricted Period end with respect to a Restricted Stock Award prior to the satisfaction by the Participant of any liability arising under Section 12 hereof. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

(e) Rights as a Shareholder. Except as provided in Section 8(c) and (d) and unless otherwise provided in an Award Agreement, the Participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares (except that the Administrator may provide in its discretion that any dividends paid in property other than cash shall be subject to the same restrictions as those that apply to the underlying Restricted Stock) and to vote such Shares. Certificates for unrestricted Shares shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

(f) Termination of Employment or Service. The rights of Participants granted an Award of Restricted Stock upon termination of employment or service with the Company or any Subsidiary or Affiliate for any reason during the Restricted Period shall be set forth in the Award Agreement governing such Award.

Section 9. Effect of Change in Control.

Unless otherwise provided in an Award Agreement, upon the occurrence of a Change in Control, all outstanding Shares of Restricted Stock granted to a Participant which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse, and each Option granted to a

Participant and outstanding at such time shall become fully and immediately vested and exercisable. However, the Administrator in its sole discretion may instead provide (a) that upon termination of employment or service under specified circumstances during a specified period following such a Change in Control, as specified in the applicable Award Agreement, all outstanding Shares of Restricted Stock granted to a Participant which have not theretofore vested shall immediately vest and all restrictions on such shares shall immediately lapse, and each Option granted to a Participant and outstanding at such time shall become fully and immediately exercisable, or (b) for other treatment of Awards upon the occurrence of a Change in Control.

Section 10. Amendment and Termination.

(a) The Board may amend, alter or discontinue the Plan, but (i) no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent, and (ii) any amendment shall be subject to approval of shareholders if it (A) materially increases the benefits accruing to Participants under the Plan, (B) materially increases the number of Shares that may be issued under the Plan, or (C) materially modifies the requirements for participation in the Plan. Unless the Board determines otherwise, the Board shall obtain approval of shareholders of the Company for any amendment that would require such approval in order to satisfy the requirements of section 162(m) of the Code, section 422 of the Code, stock exchange rules or other applicable law.

(b) The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but subject to Section 4 of Plan, no such amendment shall impair the rights of any Participant without his or her consent.

(c) Notwithstanding the foregoing provisions of this Section 10, any decrease in the Exercise Price of any outstanding Option (whether effected by amendment to the Plan or an Award Agreement) shall be subject to the approval of the shareholders of the Company.

Section 11. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 12. Withholding Taxes.

(a) Upon exercise of an Option, the Optionee shall pay or make adequate provision for any federal, state, local and other withholding tax obligations of the Company (or Subsidiary or Affiliate, as the case may be), if applicable. Whenever cash is to be paid pursuant to an Award, the Company (or Subsidiary or Affiliate, as the case may be) shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company (or Subsidiary or Affiliate, as the case may be) shall have the right to require the Participant to remit to the Company (or Subsidiary or Affiliate, as the case may be) in cash an amount sufficient to satisfy any federal, state and local tax withholding requirements related thereto. Notwithstanding the foregoing, it shall be the obligation of the Participant to satisfy any and all federal, state and local tax withholding requirements relating to such Participant’s Award, and any withholding pursuant to this Section 12 may not be adequate to satisfy such obligation. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery Shares or by delivering Shares already owned by the Participant for at least six months, in each case, having a value equal to the minimum amount of tax required to be withheld. Such Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the shares to be delivered pursuant to an Award.

(b) If the Participant makes a disposition, within the meaning of section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an Incentive Stock Option, and such disposition occurs within the two-year period commencing on the day after the date of grant or within the one-year period commencing on the day after the date of exercise, such Participant shall, within ten (10) days of such disposition, notify the Company (or Subsidiary or Affiliate, as the case may be) thereof and thereafter immediately deliver to the Company (or Subsidiary or Affiliate, as the case may be) any amount of federal, state or local income taxes and other amounts which the Company (or Subsidiary or Affiliate, as the case may be) informs the Participant the Company (or Subsidiary or Affiliate, as the case may be) is required to withhold.

Section 13. General Provisions.

(a) Shares shall not be issued pursuant to the exercise of any Award granted hereunder unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of any interests in the Plan or any Shares to be issued hereunder or to effect similar compliance under any state laws.

(b) Unless the Committee determines otherwise, in connection with any underwritten public offering by the Company or its shareholders of its or their equity securities pursuant to an effective registration statement filed under the Securities Act, including the first underwritten public offering of Shares after the effective date of the Plan, Participants shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Shares relating to Awards without the prior written consent of the Company or its underwriters, for a period of (i) 90 days following the closing of any underwritten public offering of Shares or (ii) such longer period of time as may be reasonably requested by the Company’s underwriter in connection with such offering.

(c) All certificates for Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares may then be listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Shares pursuant to the terms hereof, that the recipient of such Shares make such agreements and representations as the Administrator, in its sole discretion, deems necessary or desirable.

(d) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or Affiliate to terminate the employment or service of an Eligible Recipient at any time.

(e) No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(f) If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

(g) The Plan and all Awards shall be governed by the laws of the State of Delaware without regard to its principles of conflict of laws.

(h) Awards may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become employees of the Company or a Subsidiary or Affiliate as the result of a merger or consolidation of the employing corporation with the Company or Subsidiary or Affiliate, or the acquisition by the Company or a Subsidiary or Affiliate of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary or Affiliate of the shares of the employing corporation, as the result of which it becomes a Subsidiary or Affiliate under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Administrator may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are made.

Section 14. Shareholder Approval; Effective Date of Plan.

The Plan shall be effective as of the later of (a) the date of its approval by the Company’s shareholders and (b) the Listing Date.

Section 15. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the date the Plan is approved by the Company’s shareholders, but Awards theretofore granted may extend beyond that date.

Annex D

ZiLOG, INC.

2004 EMPLOYEE STOCK PURCHASE PLAN

1. Purpose. The ZiLOG, Inc. 2004 Employee Stock Purchase Plan (the “Plan”) is being established for the benefit of employees of the Company and its Designated Parents/Subsidiaries (as defined below). The Plan is intended to provide such employees with a convenient opportunity to purchase common stock of the Company (as defined below) through payroll deductions, to enhance such employees’ sense of participation in the success of the Company and to provide an incentive for continued employment. It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, and the provisions of the Plan shall be construed in a manner consistent with the requirements of such section of the Code (as defined below).

2. Definitions.

a. “Administrator” shall mean the Board, or to the extent the Board does not administer the Plan, the Committee.

b. “Board” shall mean the Board of Directors of the Company.

c. “Change in Capitalization” means any increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities or property by reason of a reclassification, recapitalization, merger, amalgamation, consolidation, reorganization, issuance of warrants or rights, stock dividend, stock split or reverse stock split, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise; or any other corporate action, such as declaration of a special dividend, that affects the capitalization of the Company.

d. “Change in Control” shall mean (i) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (ii) the consummation of a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than a merger or consolidation that results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation; (iii) from and after the Listing Date, the acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any affiliate of the Company) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

e. “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

f. “Committee” shall mean the compensation committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions set forth herein. To the extent necessary or desirable, such committee shall be composed entirely of individuals who meet the qualifications referred to in Rule 16b-3 under the Exchange Act.

g. “Company” shall mean ZiLOG, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

h. “Compensation” shall mean the base salary, wages, commissions, overtime pay, shift premiums and bonuses paid in cash by the Employer to an Employee as reported by the Employer for federal income tax purposes, including an Employee’s portion of compensation deferral contributions pursuant to Section 401(k) of the Code, any amount excludable pursuant to Section 125 of the Code and/or any non-qualified compensation deferral.

i. “Designated Parent/Subsidiary” shall mean any Parent or Subsidiary of the Company that has been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations that become a Parent or Subsidiary of the Company after the adoption of the Plan.

j. “Employee” shall mean any employee of the Company or a Designated Parent/Subsidiary, excluding employees whose customary employment is for less than twenty (20) hours per week.

k. “Employer” shall mean, as to any particular Employee, the corporation which employs such Employee.

l. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

m. “Exercise Date” shall mean the last business day of each Purchase Period.

n. “Fair Market Value” as of a particular date shall mean the fair market value of a Share as determined by the Administrator in its sole discretion; provided that (i) if the Shares are admitted to trading on a national securities exchange, Fair Market Value of a Share on any date shall be the closing sale price reported for such Share on such exchange on such date or, if no sale was reported on such date, then the last day on which a sale was reported, (ii) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) System or other comparable quotation system and has been designated as a National Market System (“NMS”) security, Fair Market Value of a Share on any date shall be the closing sale price reported for such Share on such system on such date or, if no sale was reported on such date, the last date preceding such date on which a sale was reported, or (iii) if the Shares are admitted to quotation on the Nasdaq System but has not been designated as an NMS security, Fair Market Value of a Share on any date shall be the sale price for such Share on the last sale reported for such date.

o. “Fiscal” with respect to any period, shall be such period as determined in accordance with the Company’s accounting calendar.

p. “Listing Date” means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968 and any other State securities law.

q. “Offering Date” shall mean the first business day of each Offering Period of the Plan. The Offering Date of an Offering Period is the grant date for the options offered in such Offering Period.

r. “Offering Period” shall mean a twelve (12) month period with respect to which the right to purchase Shares may be granted under the Plan, as determined pursuant to Section 5, or such other period as determined by the Administer pursuant to Section 5.

s. “Parent” shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of granting an option, each of the corporations other than the Company owns shares possessing 50% or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

t. “Plan” shall mean the ZiLOG, Inc. 2004 Employee Stock Purchase Plan, as amended from time to time.

u. “Purchase Period” shall mean a three-month period in which payroll deductions may be made for the purchase of Shares under the Plan, as determined pursuant to Section 5, or such other period as determined by the Administrator pursuant to Section 5.

v. “Shares” shall mean shares of the common stock, par value $0.01 per share, of the Company.

w. “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting an option, each of the corporations other than the last corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other corporations in such chain.

3. Eligibility. Subject to the limitations set forth in Section 4 hereof, any Employee is eligible to participate in the Plan and may elect to participate by satisfying the requirements set forth in Section 6a.

4. Limitation on Shares to be Purchased.

a. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee (or any other person whose Shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own Shares and/or hold outstanding options to purchase Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company or of any Subsidiary or Parent of the Company.

b. Notwithstanding any provisions of the Plan to the contrary, no Employee shall be entitled to purchase Shares under the Plan at a rate which, when aggregated with his or her rights to purchase Shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or Parent of the Company, exceeds twenty-five thousand dollars ($25,000) in Fair Market Value of such Shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from an Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as practicable to the Employee without interest.

c. Nothwithstanding any provisions of the Plan to the contrary, no Employee shall be entitled to purchase more than the Maximum Share Amount (as defined below) on any single Exercise Date. Not less than thirty (30) days prior to the commencement of any Purchase Period, the Administrator may, in its sole discretion, set a maximum number of Shares which may be purchased by any employee at any single Exercise Date (hereinafter the “Maximum Share Amount”). If a new Maximum Share Amount is set, then all participants must be notified of such Maximum Share Amount not less than fifteen (15) days prior to the commencement of the next Purchase Period. Once the Maximum Share Amount is set, it shall continue to apply with respect to all succeeding Exercise Dates and Purchase Periods unless revised by the Administrator as set forth above.

5. Offering Periods. Except as provided below, the Plan shall be implemented by four overlapping Offering Periods commencing each fiscal year and the Offering Periods shall consist of the twelve (12) month periods commencing on the first day of each fiscal quarter. While the Plan is in effect, except as provided below, four Purchase Periods shall commence in each fiscal year and the Purchase Periods shall consist of the three fiscal month periods commencing on the first day of each fiscal quarter. Notwithstanding the foregoing, the Administrator shall have the sole discretion to determine the commencement date of the first Offering Period following the Effective Date (as defined in Section 20) of the Plan. The Plan shall continue until terminated in accordance with Section 21 hereof. Notwithstanding the foregoing, subject to Section 21 hereof, the Administrator shall have the power to change the duration and/or the frequency of Offering Periods and/or Purchase Periods with respect to future offerings and shall use its best efforts to notify Employees of any such change at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected. In no event shall any option granted hereunder be exercisable more than twenty-seven (27) months from its date of grant.

6. Participation; Grant of Option on Enrollment; Purchase Price.

a. Participation in the Plan is wholly voluntary. Each eligible Employee may elect to become a participant in the Plan with respect to a particular Offering Period, by filing a subscription agreement with his or her Employer authorizing payroll deductions in accordance with Section 7 hereof and filing it with the Company or the Employer in accordance with the form’s instructions at least ten (10) business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offering Period. Once an eligible Employee becomes a participant in an Offering Period, he or she will automatically participate in the next Offering Period pursuant to the previously filed authorization, unless the employee withdraws from the Plan or terminates further participation in an Offering Period as set forth in Section 10. Such participant is not required to file any additional subscription agreement in order to continue participation in the Plan.

b. Enrollment by an eligible Employee in the Plan with respect to an Offering Period will constitute the grant (as of the Offering Date) by the Company to such Employee an option to purchase Shares on the Exercise Date up to that number of Shares determined by dividing the amount accumulated in such Employee’s payroll deduction account during such Purchase Period by the per Share purchase price, which shall be eighty five percent (85%) of the Fair Market Value of a Share on (i) the Offering Date or (ii) the Exercise date, whichever is lesser; provided, however, that the number of Shares subject to any option granted pursuant to this Plan shall not exceed the limitations provided under Section 4.

7. Payroll Deductions.

a. Subject to Section 6a hereof, a participant in the Plan may, in accordance with rules and procedures adopted by the Administrator, authorize a payroll deduction of any whole percentage from 1 percent to 15 percent of such participant’s Compensation each pay period (the permissible range within such percentages to be determined by the Administrator from time to time), not to exceed $25,000 per year. A participant may at any time increase or decrease such payroll deduction (including a cessation of payroll deductions), by completing and filing with the Employer a new subscription agreement authorizing a change in payroll deduction rate. Participants shall be limited to one change in their payroll deduction rate per Offering Period, provided that the Administrator may, in its discretion, limit the number of rate changes by a participant during an Offering Period. A change in rate shall be effective as of the next payroll period following the date of filing of the new subscription agreement. All payroll deductions made by a participant shall be credited to such participant’s account under the Plan. No interest shall accrue on the payroll deductions.

b. A participant may withdraw from the Plan as provided in Section 10, which will terminate his or her payroll deductions for the Purchase Period in which such withdrawal occurs. Upon withdrawal from the Plan as provided in Section 10, a participant’s payroll deductions credited to such participant’s account that have not been used to purchase Shares shall be returned to such participant, as provided in Section 10.

8. Exercise of Option.

a. Unless a participant withdraws from the Plan as provided in Section 10 hereof, or unless the Administrator otherwise provides, such participant’s election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of whole Shares subject to such option will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions in the participant’s account as of the Exercise Date. No fractional Shares may be purchased hereunder.

b. Any payroll deductions accumulated in a participant’s account following the purchase of Shares on any Exercise Date that are not sufficient to purchase a full Share shall be retained in the participant’s account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any additional amounts remaining in a participant’s account following the purchase of Shares on any Exercise Date that are equal to, or in excess of, the amount required to purchase at least one full Share shall be returned to the Participant as soon as practicable following the Exercise Date. During a participant’s lifetime, a participant’s option to purchase Shares hereunder will be exercisable only by the participant.

c. The Shares purchased upon exercise of an option hereunder shall be credited to the participant’s account under the Plan as of the Exercise Date and shall be deemed to be transferred to the participant on such date. Except as otherwise provided herein, the participant shall have all rights of a shareholder with respect to such Shares upon their being credited to the participant’s account.

9. Delivery of Shares.

a. As promptly as practicable after the Exercise Date, the Company shall arrange the delivery to each participant of a certificate representing the Shares purchased upon exercise of his or her option; provided, however, that the Administrator may deliver certificates to a broker or brokers that hold such certificate in a street name for the benefit of each such participant.

b. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, at the election of the participant, in the name of the participant and another person as joint tenants with rights of survivorship or community property.

10. Withdrawal; Termination of Employment.

a. A participant may withdraw from an Offering Period under the plan by giving written notice to the Company at least fifteen (15) days prior to the next occurring Exercise Date.

b. Upon withdrawal from the Plan, the accumulated payroll deductions credited to such participant’s account shall be paid, without interest, to such participant as soon as practicable after receipt of such participant’s notice of withdrawal and such participant’s interest in the Plan shall terminate. In the event a participant voluntarily elects to withdraw from the Plan, he or she may not resume participation in the Plan during the same Purchase Period, but may participate in any Purchase Period under the Plan which commences on a date subsequent to such withdrawal by filing a new authorization for payroll deductions in the same manner as set forth above for initial participation in the Plan.

c. Termination of a participant’s employment for any reason, including retirement, death or failure of a participant to remain an eligible Employee, immediately terminates his or her participation in the Plan. In such event, the payroll deductions credited to such participant’s account that have not been used to purchase Shares shall be returned as soon as practicable to such participant or, in the case of such participant’s death, to the person or persons entitled thereto under Section 14 hereof, without interest. For purposes of this Section 10, an Employee will not be deemed to have terminated employment or failed to remain in continuous employ of the Company or a Designated Parent/Subsidiary in the case of sick leave, military leave, or any other leave of absence approved in writing by the Administrator; provided, however, that the leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

11. Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a participant in the Plan.

12. Shares. Subject to adjustment as provided in Section 19 hereof, the maximum number of Shares which shall be reserved for purchase by participants under the Plan shall be two million five hundred thousand (2,500,000) Shares. Such Shares shall be either authorized and unissued Shares or Shares which have been reacquired by the Company. If the total number of Shares to be purchased on the first day of a Purchase Period by all participants exceeds the number of Shares then available under the Plan, the Administrator shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as is practicable and as it shall determine to be equitable. In such event, the Administrator shall give written notice to each participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

13. Administration. The Plan shall be administered by the Administrator. The Administrator shall have full power and authority, subject to the provisions of the Plan and Section 423 of the Code, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. Subject to provisions of the Plan and limitations of Section 423 of the Code, all decisions, determinations and interpretations of the Administrator shall be final and binding on all participants. Except as otherwise provided by the Administrator, each Employer shall be charged with all expenses incurred in connection with administration of the Plan with respect to the Employer’s Employees.

14. Designation of Beneficiary.

a. A participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any Shares and cash remaining in such participant’s account under the Plan in the event of the participant’s death.

b. Such designation of beneficiary may be changed by the participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company shall deliver such Shares and/or cash in accordance with applicable laws of descent and distribution.

15. Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the participant (other than by will, the laws of descent and distribution or as provided in Section 14 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect.

16. No Right to Continued Employment. Nothing in the Plan or in any right granted under the Plan shall confer upon any participant any right to continue in the employ of the Company or any Designated Parent/Subsidiary for any period of specific duration or interfere with or otherwise affect or restrict in any way the rights of the Company or any Designated Parent/Subsidiary or of the participant to terminate his or her employment at any time and for any reason, with or without cause. The adoption and maintenance of the Plan shall not constitute a condition of the employment of any Employee.

17. Use of Funds. All payroll deductions held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

18. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participants as soon as practicable following each Offering Period, which statements will set forth the amounts of payroll deductions, the per Share purchase price, the number of Shares purchased, the aggregate Shares in the participant’s account (or transferred to the participant) and the remaining cash balance (and refunds), if any.

19. Effect of Change in Capitalization; Change in Control.

a. In the event of a Change in Capitalization, the Administrator shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised.

b. In the event of a Change in Control of the Company, unless otherwise provided by the Administrator, the Offering Periods shall terminate on such date as determined by the Administrator and payroll deductions on such date shall be used to purchase the applicable number of Shares.

20. Effective Date; Term of Plan.

a. The Plan shall be effective as of the date determined by the Company to be the effective date of the Plan (the “Effective Date”), subject to the approval of the Plan by the shareholders of the Company within 12 months before or after the date the Plan is adopted by the Board. No purchase of Shares pursuant to the Plan shall occur prior to the date that shareholder approval is obtained.

b. The Plan shall continue from the Effective Date until the earlier to occur of (i) the termination of the Plan by the Board pursuant to Section 21, (ii) the issuance of all Shares reserved for issuance under the Plan, or (iii) ten (10) years from the date the Plan was originally adopted by the Board.

21. Amendment, Suspension and Termination of Plan. The Administrator may at any time amend, suspend or terminate the Plan. Except as provided in Section 19 hereof, no such suspension or termination may adversely affect options previously granted to a participant without such participant’s consent and no amendment may make any change to any option previously granted that would adversely affect the rights of any participant without the consent of such participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Rule 16b-3 under the Exchange Act or Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule. Upon termination of the Plan, unless the Administrator shall determine otherwise, any assets remaining in the participants’ accounts under the Plan shall be delivered to the respective participant (or the participant’s legal representative) as soon as practicable.

22. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23. Regulations and Other Approvals; Governing Law.

a. This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

b. The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

c. To the extent applicable hereto, the Plan is intended to comply with Rule 16b-3 under the Exchange Act, and the Administrator shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

24. Withholding of Taxes. If the participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such participant pursuant to such participant’s exercise of an option, and such disposition occurs within the later of the two-year period commencing on the day after the Offering Date or the one-year period commencing on the day after the Exercise Date, such participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state, local or other income taxes and other amounts which the Company informs the participant the Company is required to withhold.

25. Equal Rights and Privileges. All eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall, without further act or amendment by the Company or the Administrator, be reformed to comply with the requirements of Section 423. This Section 25 shall take precedence over all other provisions in the Plan.

Annex E-1

FORM OF CERTIFICATE OF AMENDMENT OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended such that the following paragraphs shall be inserted after the second paragraph thereof:

“(C)    Effective 12:01 a.m. on [                    ], 200[    ] (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one one-third of one (1) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

(D)    Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

(E)    No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq Stock Market, Inc. (or if such price is not available, then such other price as determined by the Board of Directors).”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

Annex E-2

FORM OF CERTIFICATE OF AMENDMENT OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended such that the following paragraphs shall be inserted after the second paragraph thereof:

“(C)    Effective 12:01 a.m. on [                    ], 200[    ] (the “Effective Time”) each five (5) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into two (2) shares of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

(D)    Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

(E)    No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq Stock Market, Inc. (or if such price is not available, then such other price as determined by the Board of Directors).”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

Annex E-3

FORM OF CERTIFICATE OF AMENDMENT OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended such that the following paragraphs shall be inserted after the second paragraph thereof:

“(C)    Effective 12:01 a.m. on [                    ], 200[    ] (the “Effective Time”) each one (1) share of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into one one-half of one (2) share of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

(D)    Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

(E)    No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq Stock Market, Inc. (or if such price is not available, then such other price as determined by the Board of Directors).”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

Annex E-4

FORM OF CERTIFICATE OF AMENDMENT OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended such that the following paragraphs shall be inserted after the second paragraph thereof:

“(C)    Effective 12:01 a.m. on [                    ], 200[    ] (the “Effective Time”) each three (3) shares of Common Stock of the Corporation issued and outstanding immediately prior to the Effective Time (“Old Common Stock”) shall automatically be combined, without any action on the part of the holder thereof, into two (2) shares of fully paid and nonassessable Common Stock of the Corporation (“New Common Stock”), subject to the treatment of fractional shares interests described below.

(D)    Following the Effective Time, each holder of Old Common Stock shall be entitled to receive upon surrender of such holder’s certificate(s) representing Old Common Stock (whether one or more, “Old Certificates”) for cancellation pursuant to procedures adopted by the Corporation, a certificate(s) representing the number of whole shares of New Common Stock (whether one or more, “New Certificates”) into which and for which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Time, Old Certificates shall represent only the right to receive New Certificates and, where applicable, cash in lieu of fractional shares, as provided below.

(E)    No fractional shares of Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. A holder of Old Certificates at the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall, in lieu thereof, be entitled to receive a cash payment in an amount equal to the fraction to which the stockholder would otherwise be entitled multiplied by the per share closing sales price of the Common Stock on the day immediately prior to the Effective Time, as reported on The Nasdaq Stock Market, Inc. (or if such price is not available, then such other price as determined by the Board of Directors).”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

Annex F

FORM OF

CERTIFICATE OF AMENDMENT

OF

THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ZILOG, INC.

Perry Grace hereby certifies that:

1.    He is the duly elected and acting Secretary of ZiLOG, Inc., a corporation organized and existing under the laws of the state of Delaware (the “Corporation”).

2.    Pursuant to Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation.

3.    The terms and provisions of this Certificate of Amendment of the Amended Certificate of Incorporation (i) have been approved by the Board of Directors of the Corporation in a resolution setting forth and declaring advisable the amendment contained herein and (ii) have been duly approved by the required number of shares of outstanding stock of the Corporation, in each case pursuant to and in accordance with Section 242 of the Delaware General Corporation Law.

4.    Article IV of the Amended and Restated Certificate of Incorporation of the Corporation is hereby amended such that the first paragraph shall be replaced by:

“(A)    The Corporation is authorized to issue 60,000,000 shares of common stock, each share having a par value of $0.01 per share (the “Common Stock”). Holders of shares of Common Stock shall be entitled to one vote for each share of such stock held on all matters as to which stockholders may be entitled to vote pursuant to the Delaware General Corporation Law.”

IN WITNESS WHEREOF, this Certificate of Amendment of the Amended and Restated Certificate of Incorporation, which amends certain provisions of the Amended and Restated Certificate of Incorporation of the Corporation, having been duly adopted in accordance with Section 242 of the Delaware General Corporation Law, has been duly executed by its Secretary, this [            ] day of [                    ], 200[    ].

Perry Grace, Secretary

F-1

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

ZILOG, INC.

FOR THE SPECIAL MEETING OF THE STOCKHOLDERS

February 12, 2004

The undersigned stockholder of ZiLOG, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated January 14, 2004 and the Special Report to Stockholders and hereby appoints James M. Thorburn and Perry Grace, and each of them, proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of ZiLOG, Inc. to be held on February 12, 2004 at 9:30 a.m., PST, at ZiLOG’s principal executive office located at 532 Race Street, San Jose, California 95126 U.S.A., and at any adjournment thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE AMENDMENT OF ZILOG’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS TO NINE MEMBERS, AND TO ELIMINATE CERTAIN RESTRICTIONS ON BOARD MEMBERSHIP AND NOMINATING COMMITTEE MEMBERSHIP FOR APPROVAL OF ADOPTION OF THE 2004 OMNIBUS STOCK INCENTIVE PLAN AND A RELATED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION FOR APPROVAL OF ADOPTION OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN, FOR APPROVAL OF EACH OF THE FOUR FORMS OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SET FORTH AT ANNEXES E-1, E-2, E-3 AND E-4, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AND FOR APPROVAL OF THE AMENDMENT OF ZILOG’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 60,000,000 SHARES AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

1.	TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE MAXIMUM SIZE OF THE BOARD OF DIRECTORS TO NINE MEMBERS, AND TO ELIMINATE CERTAIN RESTRICTIONS ON BOARD MEMBERSHIP AND NOMINATING COMMITTEE MEMBERSHIP.

FOR	AGAINST	ABSTAIN

2.	TO APPROVE ADOPTION OF THE 2004 OMNIBUS STOCK INCENTIVE PLAN AND A RELATED AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

FOR	AGAINST	ABSTAIN

3.	TO APPROVE ADOPTION OF THE 2004 EMPLOYEE STOCK PURCHASE PLAN.

FOR	AGAINST	ABSTAIN

4.	TO APPROVE EACH OF THE FOUR FORMS OF AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION SET FORTH AT APPENDICES E-1, E-2, E-3 AND E-4, TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK WHEREBY EACH OUTSTANDING THREE SHARES OF COMMON STOCK WOULD BE COMBINED AND CONVERTED INTO ONE SHARE OF COMMON STOCK, OR FIVE SHARES OF COMMON STOCK WOULD BE COMBINED AND CONVERTED INTO TWO SHARES OF COMMON STOCK, OR TWO SHARES OF COMMON STOCK WOULD BE COMBINED AND CONVERTED INTO ONE SHARE OF COMMON STOCK, OR THREE SHARES OF COMMON STOCK WOULD BE COMBINED AND CONVERTED INTO TWO SHARES OF COMMON STOCK AS SET FORTH IN THE PARTICULAR FORM OF AMENDMENT; WITH THE BOARD OF DIRECTORS, IN ITS DISCRETION AT ANY TIME PRIOR TO MARCH 31, 2004, TO SELECT ONE OF THE FOUR FORMS OF AMENDMENT TO EFFECT AND TO ABANDON THE OTHER FORMS OF AMENDMENT, OR TO SELECT NONE OF THE FORMS OF AMENDMENT AND TO ABANDON ALL OF THE FORMS, AS PERMITTED UNDER SECTION 242(C) OF THE DELAWARE GENERAL CORPORATION LAW.

FOR	AGAINST	ABSTAIN

5.	TO APPROVE AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 40,000,000 TO 60,000,000 SHARES.

FOR	AGAINST	ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT	☐	MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

	Date:	,	2004
Signature

	Date:	,	2004
Signature